UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23159

(Investment Company Act file number)

Apollo Diversified Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street, New York

New York 10019

(Address of principal executive offices)

212-515-3200

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Ryan P. Brizek

Simpson Thacher & Bartlett LLP

900 G Street, N.W.
Washington, D.C. 20001

Date of fiscal year end: December 31

Date of reporting period: January 1 - June 30, 2024

Item 1. Reports to Stockholders.

(a)

APOLLO

GLOBAL WEALTH MANAGEMENT SOLUTIONS

APOLLO CREDIT

Apollo Diversified Credit Fund

Semi-Annual Report

June 30, 2024

Class A, C, F, I, L, and M Shares:

Class A Ticker Symbol (NASDAQ): CRDTX
Class C Ticker Symbol (NASDAQ): CGCCX
Class F Ticker Symbol (NASDAQ): CRDFX
Class I Ticker Symbol (NASDAQ): CRDIX
Class L Ticker Symbol (NASDAQ): CRDLX
Class M Ticker Symbol (NASDAQ): CRDMX

© 2024 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

Table of Contents

Shareholder Letter (Unaudited)	02
Portfolio Update (Unaudited)	15
Consolidated Schedule of Investments	17
Consolidated Statement of Assets and Liabilities	28
Consolidated Statement of Operations	30
Consolidated Statements of Changes in Net Assets	31
Consolidated Statement of Cash Flows	33
Consolidated Financial Highlights	35
Notes to Consolidated Financial Statements	47
Dividend Reinvestment Policy	68
Additional Information	69
Approval of Investment Advisory Contract	70
Trustees and Officers	72
Service Providers	74
Privacy Notice	75

APOLLO DIVERSIFIED CREDIT FUND

Shareholder Letter (Unaudited)

Dear Valued Shareholders,

We are pleased to present an update for Apollo Diversified Credit Fund (the “Fund”) covering the first half of 2024. We will also share our perspective regarding the investment environment and potential opportunities for the Fund.

Market Overview

An apt assessment of the performance of risk assets during the second quarter is good, but not great. The Federal Reserve (the “Fed”) appeared to have regained its touch with signs that its restrictive monetary policy was finally bringing down inflation toward its long-term target. The core consumer price index—which excludes food and energy costs—rose 0.1% sequentially in June, the smallest monthly advance in three years and the headline inflation rate declined month-over-month for the first time since 2020. Additionally, US hiring and wage growth decelerated in June as the unemployment rate ticked up, leading Fed Chair Jerome Powell to describe the labor market as “no longer overheated,” at a mid-July conference.1

We expect to continue to see a bifurcation in the credit market. On one hand, we believe that strong technicals should continue to support robust repricing and refinancing activity in the syndicated markets. However, we also expect to see rising distress among more levered high yield and leveraged loan issuers, as well as an increase in liability management exercises.

Outlook

We continue to maintain a cautious approach, but we believe this environment may provide an attractive opportunity for large, scaled investors, and we expect our “credit first” philosophy to be on full display as we seek to deliver more stable returns through a tumultuous and uncertain 2024.

Fund Snapshot

Structure	1940 Act Closed-End Interval Fund
Inception Date	April 3, 2017
Apollo Inception Date[2]	May 2, 2022
Pricing	Daily NAV
Subscription Frequency	Daily
Repurchase Frequency[3]	Quarterly (5% of Fund shares outstanding)
Distribution Frequency	Quarterly
Tax Reporting	1099-DIV

Fund Summary Stats

Managed Assets[4]	$1.1 billion
Leverage[5]	12.2%
Portfolio Companies	147
Average Duration (Years)[6]	2.2
Q2 2024 Annualized Distribution Rate (Class I Share)[7]	9.21%
Last Twelve Months’ Distribution Rate (Class I Share)[7]	9.54%
Portfolio Weighted Average Yield[8]	9.9%
Floating Rate Exposure[9]	85.5%
Senior Secured	93.3%
North America/Europe/Other[10]	77% / 22% / 1%

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

02

APOLLO DIVERSIFIED CREDIT FUND

Fund Performance2

For the month ended June 30, 2024, Apollo Diversified Credit Fund’s (the “Fund”) Class I Shares (NASDAQ: CRDIX) returned 0.95%, bringing quarter-to-date (“QTD”), year-to-date (“YTD”) and one-year net returns as of June 30, 2024, to 1.98%, 5.05% and 11.54%, respectively.

The Fund produced positive performance across all five of its strategy pillars in June, with the highest contribution from private credit, specifically corporate direct lending, as well as a strong month from performing credit. The Fund’s corporate direct lending strategy continued to perform well as the higher interest rate environment supports income generation from the Fund’s floating rate, senior secured loans.

The Fund announced a second quarter distribution of $0.483 per Class I Share, which equates to an annualized distribution rate of 9.21% as of June 30, 2024.7 We believe the Fund continues to provide a compelling value proposition for investors seeking current income in this higher for longer interest rate environment.

Apollo Diversified Credit Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Due to financial statement adjustments, performance information presented for the Fund herein differs from the Fund’s performance included in the Fund’s financial statements which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, distributions, and performance for each share class are different.

For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com/adcf.

The views expressed here are Apollo’s own, unless otherwise noted.

03

APOLLO DIVERSIFIED CREDIT FUND

Private Credit

As of June 30, 2024

Private Credit Overview

We continued to witness a solid opportunity set for private credit throughout the first half of 2024. Despite the strong return of the syndicated credit markets this year, Leveraged Commentary & Data indicates that the volume of private credit loans taken out by the broadly syndicated loan (“BSL”) market slowed during the second quarter. Additionally, while the rebound in syndicated credit markets was driven by refinancings and repricings, most mergers and acquisitions (“M&A”) and leveraged buy out (“LBO”) deals—or de novo issuance—have been financed by the private credit market.11 Executives at major US banks said during recent earning calls that they’re seeing more dialogue on M&A and predicted that dealmaking will continue to progress. Ultimately, as discussed in previous letters, we believe that for credit markets to function effectively, both types of lending—public and private—need to co-exist and provide tailored solutions that depend on the borrower’s profile, investment lifecycle and specific needs.

In terms of fundraising, direct lending dominated capital raising activity during the first quarter, according to Preqin. Private debt strategies were a favorite destination for allocators, with direct lending funds raising nearly $25 billion in the first three months of 2024.12

Turning to the higher-for-longer interest rate environment, elevated borrowing costs have several implications for direct lenders. With short-term dated base rates above 5% and five-year SOFR swaps slightly below 4% as of mid-July, we believe direct lending continues to represent a compelling total return opportunity.13 At the same time, higher borrowing costs continue to pressure issuers, especially highly leveraged companies. A recent report from Morningstar indicated that as of June 2024, about 10% of private credit issuers were seeking covenant relief, and that more than half of this cohort carried ratings of CCC or lower.14 This is unsurprising as rates have now been elevated for two years, which has increased interest expense burdens for floating-rate borrowers. We believe this highlights the importance of the vintage of a fund’s portfolio as well as credit selection as many companies that tapped the market in 2021—when the low-rate environment in the aftermath of the pandemic fed a dealmaking frenzy—now face a steep maturity wall and higher interest rates.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

04

APOLLO DIVERSIFIED CREDIT FUND

Corporate Direct Lending

The Fund’s Corporate Direct Lending strategy targets large scale corporate originations and sponsor-backed issuers, utilizing Apollo’s proprietary sourcing channel.

As of June 30, 2024, 61% of the Fund’s portfolio was allocated to corporate direct lending across 71 issuers of 2022-2024 vintage with a weighted average EBITDA of approximately $260 million15 and weighted average net LTV of approximately 38%,16 reflective of our “Large Cap” orientation and top-of-capital structure portfolio allocation.

In the first half of 2024, Apollo Credit closed on $10.4 billion of gross commitments for $8.5 billion of funded deployment across 41 large-cap direct lending deals, more than double the number of deals and dollars deployed over this same period last year. Apollo Diversified Credit participated in many of these transactions, highlighting the alignment across our credit platform.

Out of 311 potential deals identified by Apollo professionals, only 41 were closed, a close rate of about 13%, underscoring our selective process.

Asset-Backed Lending

The Fund’s Asset-Backed Lending strategy focuses on agile deployment of capital into origination and proprietary sourcing channels across a broad mandate of asset-backed investments, with a focus on investments collateralized by tangible investments.

As of June 30, 2024, the Fund increased its exposure to asset-backed lending to 10% of the Fund’s portfolio, adding two deals across consumer finance and financial assets segments. We believe these assets may present an attractive risk-return profile and adds diversification and downside protection17 through less correlated and in our opinion, resilient collateral pools.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

05

APOLLO DIVERSIFIED CREDIT FUND

Public Credit

As of June 30, 2024

Public Credit Overview

Leveraged loans, as represented by the J.P. Morgan Leveraged Loan Index, were up 0.32% in June and leveraged loan yields decreased 13 bps and spreads rose 3 bps in June to 8.78% and 464 bps, respectively. The J.P. Morgan Leveraged Loan Index is up 4.62% YTD as of June 30, 2024, with spreads 35 bps lower from the start of the year.18

High-yield bonds, as represented by the J.P. Morgan High Yield Bond Index, were up 0.93% in June and high-yield bond yields and spreads decreased 11 bps and increased 2 bps in June to 8.03% and 351 bps, respectively. The J.P. Morgan High Yield Bond Index is up 2.87% YTD as of June 30, 2024, with spreads 26 bps lower from the start of the year.18

As of the end of June, the par weighted U.S. high-yield bond default rate decreased 23 bps month-over-month, to approximately 1.79% and the leveraged loan default rate decreased 19 bps month-over-month, to approximately 3.10%.18, 19

Primary activity in June was the second heaviest month on record for leveraged loans and the lightest of 2024 for high-yield bonds. Institutional loan issuance totaled $149.6 billion (including $11.1 billion of non-refinancing/repricing) and high-yield bond issuance volume totaled $17.9 billion (including $3.8 billion of non-refinancing) in June.18

Performing Credit

The Fund’s Performing Credit strategy primarily pursues liquid, performing senior secured corporate credits to generate total return.

The Fund’s exposure within this strategy is predominately focused on senior secured positions across industries with resilient business models that we believe may continue to generate strong cash flow across various economic environments. The Fund’s portfolio allocation is currently tilted towards floating rate assets over fixed rate assets, consistent with our views of a higher for longer interest rate environment. As of June 30, 2024, the strategy had exposure to 45 issuers with a weighted average yield of 9.7%.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

06

APOLLO DIVERSIFIED CREDIT FUND

Dislocated Credit

The Fund’s Dislocated Credit strategy seeks to use contingent capital to tactically pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates.

As we allocate additional capital to private credit given the relative risk-reward in this market environment, we continue to pare back our exposure in the Dislocated Credit strategy as credit spreads tighten and prices trend higher. We maintain the optionality and liquidity to engage as interest rate volatility remains high with market expectations of interest rate cuts changing with every economic data release, which in our opinion, can potentially lead to dislocations in the future.

Structured Credit

The Fund’s Structured Credit strategy seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions, and capital structure priorities, including debt and equity tranches of CLOs, commercial and residential mortgage-backed securities, consumer and commercial asset-backed securities, whole loans and regulatory capital relief transactions.

While a smaller part of the Fund’s allocation today, we believe there are likely to be increased instances of market dislocations, and we stand ready to deploy capital as opportunities present themselves.

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. The views expressed here are Apollo’s own, unless otherwise noted. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance. For discussion purposes only. The expected allocations are subject to a variety of factors, including Apollo’s analysis of investment opportunities, and is subject to change at any time without notice. There is no guarantee these expected allocations will occur.

07

APOLLO DIVERSIFIED CREDIT FUND

Portfolio Detail

As of June 30, 2024

Attribution by Strategy

	June (bps)	Last 3 Months (bps)	YTD (bps)	7/1/22- 6/30/24 (bps)	Apollo Inception to Date[2] (bps)
Private Credit	49	218	466	637	558
Corporate Direct Lending	49	207	428	615	–
Asset-Backed Lending	0	11	38	22	–
Public Credit	22	59	153	817	331
Performing Credit	20	47	119	645	–
Dislocated Credit	1	8	30	141	–
Structured Credit	1	4	4	31	–
Currency Hedge	23	14	53	-4	6
Residual[21]	16	-47	-74	-149	-141
Net Fees & Expenses	-15	-46	-93	-170	-158
Total (Net)	95	198	505	1,131	596

Top 10 Holdings as Percentage of Portfolio10

Issuer	Industry[22]	Percent of Allocation
Ardagh Group S.A.	Household Products	2.2%
Carvana Auto Receivables Trust 2024-N2	Asset-Backed Securities	2.1%
Commscope, Inc.	Communications Equipment	1.8%
BDO USA, P.A.	Commercial Services & Supplies	1.8%
K. Hovnanian Enterprises Inc.	Household Durables	1.8%
Bellis Acquisition Company PLC/ASDA	Consumer Staples Distribution & Retail	1.7%
Avalara, Inc.	Software	1.7%
Redfin Corporation	Real Estate Management & Development	1.6%
GBT Group Services B.V.	Consumer Finance	1.5%
EG Global Finance PLC	Specialty Retail	1.4%
Total		17.6%

Past performance is not indicative of future results. Holdings and allocations are based on Managed Assets and are subject to change without notice and may not be representative of current or future allocations. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. For discussion purposes only. Attribution for periods greater than one year are annualized. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars, as described above: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, (4) dislocated credit and (5) structured credit. “Attribution by Strategy” is intended to show characters of the portfolio and provide an estimate as to which strategy pillars within the Fund contributed (positively or negatively) to the Fund’s overall performance during the period represented. Such attribution analysis should not be relied upon for investment decisions. Strategy and asset classification prior to Apollo Inception (May 2, 2022) was generated by the previous management team of the Fund’s investment adviser and as such Apollo Inception to Date attribution is only summarized for Private Credit, Public Credit, Currency Hedge, Residual, and Net Fees & Expenses. Total (Net) performance reflects the Fund’s Class I share and includes reinvestment of distributions and is net of all Fund expenses during the relevant period. Net Fees & Expenses reflects the net expenses paid by the Fund’s Class I shares during the relevant period. The figures reflect the impact of fee waivers and expense limitation and reimbursement agreements in effect during the given period, some of which have since expired. The Fund’s current expense limitation and reimbursement agreement will remain in effect at least through April 30, 2025. Total (Net) performance of the Fund’s Class I shares would have been lower had fees not been waived during the period. The Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

08

APOLLO DIVERSIFIED CREDIT FUND

Correlation Summary23

As of 6/30/2024	Correlation to Fund: Last 3 Months	Correlation to Fund: Since Apollo Inception (5/2/22)[2]
Bloomberg US Aggregate Bond Index	0.78	0.38
Bloomberg Municipal Bond Index	0.69	0.45
Bloomberg US Corporate Bond Index	0.77	0.47
Morningstar LSTA US Leveraged Loan Index	0.60	0.74
ICE BofA US High Yield Index	0.78	0.86

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. Source: Apollo Analysts. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets. The Fund is actively managed and its characteristics will vary. Active portfolio management could result in underperformance.

Fund Management

Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”), which includes the Fund’s investment adviser, Apollo Capital Credit Adviser, LLC, has built one of the world’s largest alternative credit platforms, managing $476 billion in institutional and private assets.24, 25 We draw on 30+ years of experience, seeking to provide excess returns across the risk spectrum through our proprietary origination, an extensive credit toolkit, and a flexible capital base that can respond to the changing needs of borrowers. We offer solutions designed to align with investors’ needs for return — at what we believe to be the appropriate level of risk and liquidity. Apollo Diversified Credit Fund builds on Apollo’s global credit platform, our differentiated sourcing engine, and our status as a preferred lending partner.

$476B	368
in credit assets under management[24,25]	dedicated credit investment professionals[24]

The views expressed here are Apollo’s own, unless otherwise noted.

09

APOLLO DIVERSIFIED CREDIT FUND

Glossary

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Attribution: An assessment of the performance of a portfolio or its investments.

Asset-Backed Securities (ABS): Financial securities backed by income-generating assets.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Bloomberg Municipal Bond Index: Measures the performance of US investment grade general obligation and revenue bonds with maturities from one to 30 years.

Bloomberg US Aggregate Bond Index: Measures the performance of the US investment grade bond market.

Bloomberg US Corporate Bond Index: Measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes US dollar-denominated securities issued by US and non-US industrial, utility and financial firms.

Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Capital Relief Transactions: A transaction that seeks to provide credit protection on a portfolio of loans.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity).

Commercial Mortgage-Backed Securities (CMBS): Investment products that are backed by mortgages on commercial properties.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): A statistic used to assess operating performance and profitability.

ICE BofA US High Yield Index: Tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

J.P. Morgan High Yield Bond Index: Designed to mirror the investible universe of US dollar high-yield corporate debt market, including domestic and international issues.

J.P. Morgan Leveraged Loan Index: Designed to mirror the investable universe of US Dollar-denominated institutional leveraged loans, including US and international borrowers.

Leveraged Buyout (LBO): Purchase of a controlling share in a company using outside capital.

Loan-to-Value (LTV) Ratio: An assessment of lending risk that financial institutions and other lenders examine before lending to a company.

Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market.

Mortgage-Backed Securities: Investment products that are backed by mortgages on commercial or residential properties.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

Secured Overnight Financing Rate (SOFR): A broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. The SOFR is a benchmark interest rate for dollar-denominated derivatives and loans.

Whole Loan: A single loan issued to a borrower.

APOLLO DIVERSIFIED CREDIT FUND

Important Disclosure Information (Unaudited)

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Credit Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com/adcf. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and reflects management fees and other expenses. Fund returns would have been lower had expenses not been waived during the period. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/adcf or by calling 888.926.2688.

The Fund is a closed-end management investment company that is operated as an interval fund. The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adcf, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. All investments contain risk and may lose value The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the debt market, real estate market, and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The use of leverage by the Fund will magnify the Fund’s gains or losses. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.

This sales material must be accompanied or preceded by the prospectus and must be read in conjunction with the Fund’s prospectus in order to fully understand all the implications and risks of an investment in the Fund. This sales material is neither an offer to sell nor a solicitation of an offer to buy securities. Investments mentioned herein may not be suitable for prospective investors. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at www.apollo.com/adcf. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to our business, operating results.

APOLLO DIVERSIFIED CREDIT FUND

Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss.

The Fund is advised by Apollo Capital Credit Adviser, LLC (“ACCA”). ACCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund is sub-advised by Apollo Credit Management, LLC (“Apollo”). Apollo is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. Apollo and ACCA are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries. ACCA was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. As a result, investors should not rely on such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the SEC.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

Notwithstanding the forgoing, nothing herein is intended to impede an individual from communicating directly with the US Securities and Exchange Commission or other regulatory agency about a possible securities law violation.

APOLLO DIVERSIFIED CREDIT FUND

Endnotes

1.	Source: Bloomberg, June 2024.
2.	Apollo Capital Credit Adviser, LLC, f/k/a Griffin Capital Credit Advisor, LLC (hereinafter “ACCA,” and together with ACCA’s affiliated registered investment advisers directly and indirectly owned by Apollo Global Management, Inc., “Apollo”) was acquired by Apollo Global Management, Inc., on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s former investment adviser, which was not affiliated with Apollo. The current management team of ACCA is responsible for performance on and after May 2, 2022.
3.	Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity.
4.	Managed Assets are equal to the total of the Fund’s assets, including assets attributable to financial leverage, minus accrued liabilities, other than debt representing financial leverage. Holdings and allocations, unless disclosed otherwise, are based on Managed Assets.
5.	Leverage is equal to consolidated Fund borrowings divided by total managed assets. The use of leverage by the Fund will magnify the Fund’s gains or losses. There is no guarantee that the Fund’s leverage strategy will be successful.
6.	Duration is a measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.
7.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com/adcf, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. Under GAAP, the composition of the Fund’s distribution on June 30, 2024 was estimated to include a de minimis amount of return of capital and should not be confused with yield or income. It is important to note that differences exist between the Fund’s accounting records prepared in accordance with GAAP and recordkeeping practices required under income tax regulations. Therefore, the characterization of Fund distributions for federal income tax purposes may be different from GAAP characterization estimates. The determination of what portion of each year’s distributions constitutes ordinary income, qualifying dividend income, short or long-term capital gains or return of capital is determined at year-end and reported to shareholders on Form 1099-DIV, which is mailed every year in late January. The Fund does not provide tax advice. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. Last Twelve Months’ Distribution Rate (Class I Share) as of June 30, 2024.
8.	Represents the Fund’s weighted average yield to worst at current market value of the Fund’s underlying holdings, excluding cash. Yield to worst is an estimate of the lowest yield expected from a debt investment, absent a default.
9.	Based on the Fund’s total market value exposure to debt securities.
10.	Based on market value of the Fund’s underlying securities. Excludes cash and other net assets. Totals may not sum due to rounding.
11.	PitchBook LCD, Data through June 30, 2024.
12.	Preqin, June 2024.
13.	Federal Reserve Bank of New York, retrieved from FRED, Federal Reserve Bank of St. Louis, July 2024.
14.	Morningstar, June 2024.
15.	Represents weighted average EBITDA of the Fund’s directly originated debt investments based on latest information tracked on our portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).
16.	Weighted average net loan-to-value (LTV) is net debt through the respective loan tranche in which the Fund has invested divided by the estimated enterprise value of the portfolio company. Based on latest information tracked on the Fund’s underlying portfolio companies and excludes certain portfolio companies for which these metrics are not meaningful (for instance, portfolio companies with negative EBTIDA).
17.	References to “downside protection” and “diversification” does not guarantee against loss of value, including the loss of the entire principal amount invested. The value of any investment could decline and/or become worthless.
18.	J.P. Morgan – North America Credit Research, July 2024.
19.	Includes distressed exchanges.
20.	Weighted average yield is represented by yield-to-worst, which is an estimate of the lowest yield that you can expect to earn from a debt investment, absent a default.
21.	Represents cash and other net assets including positions not categorized within the strategies described in the “Attribution by Strategy” table.
22.	Based on the Global Industry Classification Standard (GICS).
23.	Past correlations are not indicative of future correlations, which may vary. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random. Data source: Morningstar using daily data. Assets and securities contained within indices and peer funds may be different than the assets and securities contained in Apollo Diversified Credit Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see the glossary for descriptions of indices.

APOLLO DIVERSIFIED CREDIT FUND

24.	As of March 31, 2024.
25.	Assets under management (AUM) refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: 1. the NAV, plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the yield and certain hybrid funds, partnerships and accounts for which we provide investment management or advisory services, other than certain CLOs, CDOs, and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in yield, gross asset value plus available financing capacity; 2. the fair value of the investments of the equity and certain hybrid funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above.

Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any management agreements of the funds Apollo manages. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways.

Apollo uses AUM, Gross capital deployment and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs.

Apollo Diversified Credit Fund	Portfolio Update

June 30, 2024 (Unaudited)

Performance (for the period ended June 30, 2024)

	6 Month	1 Year	3 Year****	5 Year****	Since Inception****	Inception
Apollo Diversified Credit Fund - A - With Load*	-1.17%	4.87%	1.97%	3.56%	4.22%	4/3/17
Apollo Diversified Credit Fund - A - Without Load	4.86%	11.25%	4.01%	4.79%	5.08%	4/3/17
Apollo Diversified Credit Fund - C - With Load**	3.48%	9.49%	3.63%	4.56%	4.91%	4/3/17
Apollo Diversified Credit Fund - C - Without Load	4.48%	10.49%	3.63%	4.56%	4.91%	4/3/17
Apollo Diversified Credit Fund - I - NAV	5.00%	11.59%	4.14%	4.88%	5.13%	4/3/17
Apollo Diversified Credit Fund - M - NAV	4.56%	10.65%	–	–	3.44%	11/2/21
Apollo Diversified Credit Fund - L - With Load***	0.26%	6.23%	2.38%	3.80%	4.29%	9/5/17
Apollo Diversified Credit Fund - L - Without Load	4.73%	10.96%	3.87%	4.71%	4.96%	9/5/17
Apollo Diversified Credit Fund - F - NAV	5.84%	13.96%	5.58%	5.74%	5.69%	9/25/17
ICE BofA ML US High Yield Index	2.62%	10.45%	1.65%	3.73%	4.26%	4/3/17
Morningstar LSTA Leveraged Loan Index	4.40%	11.11%	6.14%	5.53%	5.06%	4/3/17
50% S&P LL + 50% BofA HY Index	3.51%	10.81%	3.93%	4.66%	4.69%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%
**	Adjusted for contingent deferred sales charge of 1.00% on shares repurchased during the first 365 days after their purchase
***	Adjusted for initial maximum sales charge of 4.25%
****	Annualized

The Fund has chosen to benchmark against a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% ICE BofA ML US High Yield Index to align with target portfolio asset allocation. Morningstar LSTA US Leveraged Loan Index: Designed to deliver comprehensive coverage of the US leveraged loan market using PitchBook LCD data to monitor the performance, activity, and key characteristics of the market. ICE BofA Merrill Lynch U.S. High Yield Index: Tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Indexes are not actively managed and do not reflect deduction of fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. The Fund's current performance is available by calling 1-888-926-2688 or by visiting www.apollo.com/adcf

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price and Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C, Class I and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Class F Shares are no longer offered except for reinvestment of dividends at net asset value. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares. Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Fund's Board of Trustees (the "Board" or the "Trustees"). The Expense Limitation Agreements will remain in effect at least through April 30, 2025. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Management Agreement between the Adviser and the Fund terminates. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. The voluntary waiver was separate and apart from the contractual waiver. Fund returns would have been lower in the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses. Please review the Fund's Prospectus for additional information regarding the Fund's fees and expenses.

Semi-Annual Report | June 30, 2024	15

Apollo Diversified Credit Fund	Portfolio Update

June 30, 2024 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended June 30, 2024)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Class A Shares of the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Advisor, LLC) was acquired by Apollo Global Management, Inc., an affiliate of the Fund’s sub-adviser, on May 2, 2022. Performance prior to May 2, 2022 was generated under the previous management team of the Fund’s investment adviser. The current management team of the Fund’s investment adviser is responsible for performance on and after May 2, 2022.

16	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount		Value (Note 2)(a)
BANK LOANS (83.21%)(b)

AEROSPACE & DEFENSE (1.11%)(c)
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan	United States	1M SOFR + 8.75%	14.25%	10/09/26		$320,791	$200,494
MRO Holdings, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.00%	10.59%	12/18/28		10,672,131	10,631,577
							10,832,071
AUTOMOTIVE (1.98%)
Crash Chanmpions, First Lien Term Loan(c)(e)	United States	1M SOFR + 4.75%	10.08%	02/23/29		3,750,000	3,770,306
Dodge Construction Network LLC, Second Lien Term Loan(c)	United States	3M SOFR + 8.25%	13.74%	02/25/30		1,513,158	688,487
Neutron Holdings, First Lien Term Loan(d)(f)	United States		10.00%	09/30/26		10,000,000	9,925,000
Truck-Lite Co. LLC, First Lien Term Loan(c)(d)(g)	United States	3M SOFR + 5.75%	11.07%	02/13/31		4,921,000	4,845,217
Truck-Lite Revolver, First Lien Term Loan(c)(d)(h)	United States	3M SOFR + 5.75%	5.75%	02/13/30		17,778	17,502
							19,246,512
BANKING, FINANCE, INSURANCE & REAL ESTATE (11.09%)
Alter Domus, First Lien Term Loan(c)(e)	Luxembourg	1M SOFR + 3.50%	4.00%	05/14/31		1,396,707	1,404,570
Evoriel, First Lien Term Loan (9.12% PIK)(c)(d)(g)	France	6M EUR + 5.25%	9.12%	04/02/31		€2,854,173	2,995,545
Evoriel Delayed Draw, First Lien Term Loan (9.12% PIK)(c)(d)(g)(h)	France	6M EUR + 5.25%	9.12%	04/02/31		32,619	34,235
Higginbotham Delayed Draw AMD4, First Lien Term Loan(c)(d)(h)	United States	3M SOFR + 4.75%	10.09%	11/24/28		$222,600	220,374
Higginbotham Insurance Agency, Inc., Delayed Draw, First Lien Term Loan, AMD1(c)(d)	United States	3M SOFR + 5.50%	10.94%	11/24/28		620,720	620,720
Higginbotham Insurance Agency, Inc., Delayed Draw, First Lien Term Loan, AMD3(c)(d)	United States	3M SOFR + 5.50%	10.94%	11/24/28		2,207,411	2,207,411
Higginbotham Insurance Agency, Inc., First Lien Term Loan, AMD1(c)(d)(e)	United States	3M SOFR + 5.50%	10.94%	11/24/28		2,128,914	2,128,914
Hyperion Refinance SARL, First Lien Term Loan(c)(e)	United Kingdom	1M SOFR + 3.50%	8.84%	02/15/31		8,977,500	9,008,158
Insight XI, First Lien Term Loan, (4.35% PIK)(c)(d)(g)	Cayman Islands	3M SOFR + 3.85%	9.19%	08/28/24		14,716,041	14,716,041
Insight XI, First Lien Term Loan(c)(d)(g)	Cayman Islands	3M SOFR + 3.85%	6.75%	08/28/24		182,841	182,841
LendingTree Inc., First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	11.09%	03/27/31		2,467,347	2,436,505
Paisley Bidco, First Lien Term Loan(c)(d)	United Kingdom	6M EUR + 5.25%	9.10%	05/07/31		€1,825,038	1,939,866
Paisley Bidco, First Lien Term Loan(c)(d)	United Kingdom	3M SONIA + 5.25%	10.45%	05/07/31		£5,314,494	6,667,638
Patrimonio, First Lien Term Loan(d)(f)	Colombia		17.41%	06/30/28	COP$	40,050,600,000	9,788,855
Redfin Corp, Delayed Draw, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.75%	11.08%	10/20/28		$8,478,750	8,287,978
Redfin Corp, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.75%	11.05%	10/20/28		8,436,250	8,246,434
Safe-Guard Products, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.00%	10.32%	04/03/30		10,853,727	10,745,190
Stretto, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 6.00%	11.33%	10/13/28		14,812,500	14,738,437
VEPF VII Holdings, LP, First Lien Term Loan, (9.84% PIK)(c)(d)(g)	United States	3M SOFR + 4.50%	9.84%	02/28/28		3,296,063	3,296,063
Violin Finco, First Lien Term Loan(c)(d)	United Kingdom	6M SONIA + 5.5%	10.71%	06/24/31		£6,561,739	8,211,713
							107,877,488

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	17

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BEVERAGE, FOOD & TOBACCO (0.55%)(c)
Market Bidco Ltd., First Lien Term Loan	United Kingdom	6M EUR L + 4.75%	8.58%	11/04/27	€5,000,000	$5,350,388

CAPITAL EQUIPMENT (3.88%)(c)
Cube Industrials, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 6.00%	11.33%	10/18/30	$9,837,414	9,812,820
Enstall Solar Group B.V., First Lien Term Loan(d)	Netherlands	3M EUR L + 6.00%	9.83%	08/30/28	€5,955,000	6,170,241
Husky Injection Molding Systems Ltd., First Lien Term Loan(e)	Canada	1M SOFR + 5.00%	10.33%	02/15/29	$9,087,286	9,119,500
JPW Industries, Term Loan, First Lien Term Loan(d)	United States	3M SOFR + 5.88%	11.20%	11/22/28	7,960,000	7,800,800
LSF12 Donnelly Bidco, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.50%	11.84%	10/02/29	4,962,500	4,864,243
						37,767,604
CHEMICALS, PLASTICS, & RUBBER (1.03%)(c)
Deccan Holdings B.V., First Lien Term Loan (1.75% PIK)(d)(g)	India	3M SOFR + 1.75%	7.08%	09/16/25	3,450,495	3,450,495
Heubach, Term Loan, First Lien Term Loan (2.00% PIK)(d)(g)	United States	3M SOFR + 10.00%	10.00%	04/30/24	662,691	155,732
LSF11 A5 HoldCo LLC, First Lien Term Loan(e)	United States	3M SOFR + 3.50%	8.96%	10/15/28	6,384,871	6,380,881
Neptune Husky US Bidco, LLC, First Lien Term Loan(d)(i)(n)	Luxembourg			01/03/29	3,835,145	–
						9,987,108
CONSUMER GOODS: DURABLE (0.57%)(c)
Poly-Wood, First Lien Term Loan(d)	United States	3M SOFR + 5.75%	11.09%	03/20/30	3,627,273	3,545,659
Varsity Brands Holding Co., Inc., First Lien Term Loan(e)	United States	3M SOFR + 5.00%	10.46%	12/15/26	1,973,835	1,996,535
						5,542,194
CONSUMER GOODS: NON-DURABLE (5.49%)(c)
ABG Intermediate Holdings 2 LLC, First Lien Term Loan(e)	United States	3M SOFR + 2.75%	8.09%	12/21/28	7,464,415	7,480,501
Altern Marketing, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.00%	11.35%	06/13/28	6,685,714	6,702,429
Iconix, First Lien Term Loan(d)	United States	3M SOFR + 6.00%	11.49%	08/22/29	11,270,422	11,157,718
Iconix, First Lien Term Loan(d)	United States	3M SOFR + 6.00%	11.49%	08/22/29	1,921,897	1,902,678
KDC US Holdings, Inc., First Lien Term Loan(e)	Canada	3M SOFR + 4.50%	9.84%	08/15/28	6,814,220	6,841,204
Men's Wearhouse LLC, First Lien Term Loan(e)	United States	3M SOFR + 6.50%	11.84%	02/26/29	9,584,800	9,568,841
PDC Brands, First Lien Term Loan(d)	United States	3M SOFR + 5.25%	5.25%	06/27/30	8,474,453	8,389,708
Revlon, Revolver, First Lien Term Loan(d)(h)	United States	3M SOFR + 4.50%	10.44%	05/02/26	1,353,846	1,353,846
						53,396,925
CONTAINERS, PACKAGING & GLASS (3.35%)
Ardagh, First Lien Term Loan(d)(f)	Luxembourg		8.88%	06/13/29	€22,000,000	23,266,399
Trident TPI Holdings, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	9.33%	09/15/28	$9,293,078	9,318,262
						32,584,661
ENERGY: OIL & GAS (0.00%)(d)(j)(n)
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/08/25	1,118	–
AMH Litigation Trust, First Lien Delayed Draw Term Loan	United States			06/06/25	1,044	–
						–

See Notes to Consolidated Financial Statements.

18	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
ENVIRONMENTAL INDUSTRIES (1.18%)(c)(d)
Heritage Environmental, First Lien Term Loan(e)	United States	3M SOFR + 5.50%	10.83%	01/31/31	$4,395,604	$4,384,615
Ruler BidCo B1, First Lien Term Loan	Luxembourg	6M EUR L + 5.50%	9.22%	04/29/30	€3,951,573	4,168,459
Ruler BidCo B2, First Lien Term Loan	Luxembourg	6M SOFR + 5.50%	10.84%	04/29/30	$1,618,319	1,606,182
Ruler BidCo Delayed Draw, First Lien Term Loan(h)	Luxembourg	6M EUR L + 6.50%	9.21%	04/29/30	€1,243,200	1,311,435
						11,470,691
HEALTHCARE & PHARMACEUTICALS (11.26%)(c)
Advarra Holdings, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	10.59%	08/24/29	$13,550,467	13,550,467
Allied Benefit Systems Intermediate LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.25%	10.59%	10/31/30	8,432,474	8,432,474
AthenaHealth Group, Inc., First Lien Term Loan(e)	United States	3M SOFR + 3.25%	8.59%	02/15/29	3,979,695	3,971,617
Bausch Health Americas, Inc., First Lien Term Loan(e)	United States	3M SOFR + 5.25%	10.69%	02/01/27	7,453,094	6,820,736
Corpuls, First Lien Term Loan(d)	Germany	6M EUR L + 7.00%	10.72%	06/28/30	€4,000,000	4,240,964
Curia Global, Inc., First Lien Term Loan(e)	United States	3M SOFR + 3.75%	9.18%	08/30/26	$6,303,114	5,953,197
Exactcare Parent, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.84%	11/03/29	4,496,926	4,474,442
Inovalon, First Lien Term Loan, (2.75% PIK)(d)(e)(g)	United States	3M SOFR + 3.50%	9.09%	11/24/28	10,476,216	10,292,882
Inovalon, Second Lien Term Loan, (16.09% PIK)(d)(g)	United States	3M SOFR + 10.50%	16.09%	11/25/33	129,543	123,065
Keystone Acquisition, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.84%	12/17/29	8,865,000	8,754,188
Keystone Acquisition, Revolver, First Lien Term Loan(d)(h)	United States	3M SOFR + 5.25%	10.84%	12/17/29	246,667	243,583
Milano Acquisition Corp., First Lien B Term Loan(e)	United States	3M SOFR + 4.00%	9.44%	10/01/27	7,396,355	7,180,604
OMH-HealthEdge Holdings, LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.00%	11.23%	10/08/29	14,400,000	14,328,000
Project Dolphin, First Lien Term Loan(d)	United Kingdom	6M SONIA + 6.25%	11.49%	11/19/29	£5,000,000	6,162,461
Tivity Health, Inc., First Lien Term Loan(d)	United States	3M SOFR + 6.00%	11.34%	06/28/29	$7,368,750	7,331,906
Zest Acquisition Corp., First Lien Term Loan(e)	United States	3M SOFR + 5.50%	10.83%	02/08/28	3,940,000	3,974,475
Zeus Company, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.84%	02/28/31	3,771,930	3,762,500
						109,597,561
HIGH TECH INDUSTRIES (11.31%)(c)
Access Group, First Lien Delayed Draw Term Loan, (4.00% PIK)(d)(g)	United Kingdom	3M SONIA + 5.25%	10.46%	06/28/29	£2,057,000	2,554,738
Access Group, First Lien Term Loan, (4.00% PIK)(d)(g)	United Kingdom	3M SONIA + 5.25%	10.46%	06/28/29	3,943,000	4,897,099
Anaplan Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	11.09%	06/21/29	$9,417,548	9,417,548
Auctane, Inc., First Lien Term Loan(d)(e)	United States	3M SOFR + 5.75%	11.18%	10/05/28	9,824,121	9,824,121
Avalara Inc., First Lien Term Loan(d)	United States	3M SOFR + 7.25%	12.59%	10/19/28	18,181,818	18,318,182
Azurite Intermediate Delayed Draw, First Lien Term Loan, (2.50% PIK)(d)(g)(h)	United States	3M SOFR + 6.50%	11.84%	03/19/31	2,400,000	2,364,000
Azurite Intermediate, First Lien Term Loan, (2.50% PIK)(d)(g)	United States	3M SOFR + 6.50%	11.84%	03/19/31	1,650,000	1,625,250
Barossa Unitranche, Delayed Draw, First Lien Term Loan(d)(h)	France	3M EUR L + 6.50%	10.22%	04/25/31	€468,000	487,422
Barossa Unitranche, First Lien Term Loan(d)	France	3M EUR L + 6.50%	10.22%	04/25/31	4,662,000	4,855,470
Certinia, First Lien Term Loan(d)(e)	United States	3M SOFR + 7.25%	12.58%	08/03/29	$3,529,412	3,432,353

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	19

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Coupa Holdings LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 5.50%	10.83%	02/27/30	$6,046,728	$6,061,845
Crewline Buyer, Inc., First Lien Term Loan(d)	United States	3M SOFR + 6.75%	12.09%	11/08/30	4,528,302	4,528,302
DCert Buyer, Inc., First Lien Initial Term Loan(e)	United States	3M SOFR + 4.00%	9.34%	10/16/26	3,979,221	3,887,201
Falcon, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.00%	11.34%	09/30/30	9,857,298	9,857,298
Flexera Software LLC, First Lien Term Loan(e)	United States	1M SOFR + 3.50%	8.83%	03/03/28	5,360,319	5,387,120
Recorded Future, First Lien Term Loan(d)	United States	3M SOFR + 5.75%	6.50%	06/28/30	7,459,459	7,384,865
Zendesk, First Lien Term Loan(d)(e)(g)	United States	3M SOFR + 6.25%	11.60%	11/22/28	15,167,685	15,167,685
						110,050,499
HOTEL, GAMING & LEISURE (2.51%)(c)
Bally's Corp., First Lien Term Loan	United States	3M SOFR + 3.25%	8.84%	10/02/28	498,721	474,773
CircusTrix LLC, Delayed Draw, First Lien Term Loan(d)(h)	United States	3M SOFR + 6.50%	11.84%	07/18/28	430,107	430,107
CircusTrix LLC, First Lien Term Loan(d)(e)	United States	3M SOFR + 6.50%	11.84%	07/18/28	4,162,097	4,162,097
JOA, First Lien Term Loan(d)	Luxembourg	3M EUR L + 6.00%	9.84%	04/19/31	€5,000,000	5,247,657
Life Time, Inc., First Lien Term Loan(e)	United States	1M SOFR + 4.00%	9.59%	01/15/26	$7,000,000	7,041,265
Peloton Interactive, Inc., First Lien Term Loan	United States	1M SOFR + 6.00%	11.35%	05/23/29	7,000,000	7,019,250
						24,375,149
MEDIA: ADVERTISING, PRINTING & PUBLISHING (2.61%)(c)
Clear Channel International B.V., First Lien Term Loan(d)(e)	United Kingdom	1M SOFR + 2.25%	7.58%	08/05/27	6,000,000	5,940,000
Donnelley & Sons, First Lien Term Loan(d)	United States	3M SOFR + 5.00%	10.44%	03/27/26	11,548,445	11,375,219
McGraw-Hill Education, Inc., First Lien Term Loan(e)	United States	1M SOFR + 4.75%	10.20%	07/28/28	8,082,650	8,106,776
						25,421,995
MEDIA: BROADCASTING & SUBSCRIPTION (1.23%)(c)(e)
CSC Holdings LLC, First Lien Term Loan	United States	3M SOFR + 4.50%	9.83%	01/18/28	12,389,042	11,937,771

RETAIL (2.85%)(c)
Action 6/24 B5 Cov-Lite, First Lien Term Loan(e)	Netherlands	1M SOFR + 3.00%	8.33%	06/23/31	5,000,000	5,011,475
ASDA, First Lien Term Loan(d)	United Kingdom	6M SONIA + 5.75%	12.23%	10/26/29	£12,000,000	15,169,136
Bellis Acquisition Company PLC, First Lien B Term Loan	United Kingdom	3M EUR L + 4.00%	7.80%	05/14/31	€3,000,000	3,143,972
EG Group Ltd., First Lien Term Loan	United Kingdom	3M EUR L + 5.50%	9.22%	02/07/28	4,110,422	4,419,952
Mahwah Bergen Retail Group, Inc., First Lien Tranche B Term Loan(i)(j)(n)	United States			08/21/22	$1,435,368	4,493
						27,749,028
SERVICES: BUSINESS (12.89%)
Acuity, First Lien Delayed Draw Term Loan(c)(d)	United Kingdom	3M SOFR + 5.25%	10.37%	06/07/29	1,137,500	1,137,500
Acuity, First Lien Term Loan(c)(d)	United Kingdom	3M SOFR + 5.25%	10.37%	06/07/29	6,362,500	6,362,500
AMCP Clean Acquisition Co. LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 5.00%	10.35%	06/15/28	4,987,500	4,981,266
AVI-SPL, First Lien Term Loan(c)(d)	United States	3M SOFR + 5.00%	10.34%	06/06/31	11,538,462	11,365,385
BDO USA, Term Loan, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 6.00%	11.34%	08/31/28	19,524,030	19,336,599
Coretrust, First Lien Term Loan(c)(d)(e)	United States	3M SOFR + 5.25%	10.59%	10/01/29	6,300,000	6,237,000
Deerfield Dakota Holding LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 3.75%	9.09%	04/09/27	3,979,275	3,982,219

See Notes to Consolidated Financial Statements.

20	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
EAB Global, Inc., First Lien Term Loan(c)	United States	3M SOFR + 3.25%	8.59%	08/16/28	$13,584,544	$13,587,941
eResearchTechnology, Inc., First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	9.34%	02/04/27	6,281,639	6,319,768
GBT Group Services B.V., First Lien Term Loan, (4.00% PIK)(c)(g)	Netherlands	3M SOFR + 5.25%	10.69%	12/16/26	15,000,000	15,381,225
Grant Thornton, First Lien Term Loan(c)(e)	United States	1M SOFR + 3.25%	8.60%	06/02/31	2,750,000	2,761,316
Ichnaea, First Lien Term Loan B(c)(d)	United Kingdom	6M SONIA + 6.00%	11.27%	10/05/29	£5,000,000	6,273,070
Polaris Newco LLC, First Lien Term Loan(c)(e)	United States	3M SOFR + 4.00%	9.59%	06/02/28	$6,617,440	6,622,701
Project Harrier, First Lien Term Loan (6.25% PIK)(d)(f)(g)	United Kingdom		12.50%	10/31/29	£5,157,905	6,357,078
Project Ruby Ultimate Parent Corp., First Lien Term Loan(c)(e)	United States	1M SOFR + 3.50%	8.96%	03/10/28	$7,980,000	8,008,688
Valor, Inc., EUR, First Lien Term Loan, (1.73% PIK)(c)(d)(g)	United Kingdom	6M EUR L + 5.15%	8.85%	07/11/29	€1,410,281	1,495,238
Valor, Inc., First Lien Delayed Draw Term Loan, (1.73% PIK)(c)(d)(g)	United Kingdom	6M EUR L + 5.75%	10.61%	07/11/29	1,750,000	1,855,422
Valor, Inc., First Lien Delayed Draw Term Loan, Add-On (1.73% PIK)(c)(d)(g)(h)	United Kingdom	6M EUR L + 6.25%	10.11%	07/11/29	435,830	462,085
Valor, Inc., GBP, First Lien Term Loan, (1.73% PIK)(c)(d)(g)	United Kingdom	3M SONIA + 5.15%	10.11%	07/11/29	£2,295,636	2,872,882
						125,399,883
SERVICES: CONSUMER (2.10%)(c)
Delivery Hero, First Lien Term Loan	United States	1M SOFR + 5.00%	10.32%	12/12/29	$5,012,086	5,063,460
Excelligence, First Lien Term Loan(d)	United States	3M SOFR + 5.75%	11.09%	01/18/30	11,191,130	10,967,307
Excelligence, Revolver, First Lien Term Loan(d)(h)	United States	3M SOFR + 5.75%	10.22%	01/18/30	219,481	215,091
Project Aurelia, First Lien Term Loan(d)	Netherlands	6M EUR L + 5.75%	9.56%	05/29/31	€4,000,000	4,198,126
						20,443,984
STRUCTURED FINANCE (1.37%)(c)(d)
WP Singular, First Lien Term Loan	United Kingdom	3M EUR L + 3.85%	7.60%	11/30/24	12,500,000	13,286,479

TELECOMMUNICATIONS (3.09%)(c)
CommScope, Inc., First Lien Term Loan(e)	United States	3M SOFR + 3.25%	8.71%	04/06/26	$21,859,146	19,345,344
Radiate Holdco LLC, First Lien Facility B3 Term Loan	United States	3M SOFR + 3.25%	8.71%	09/25/26	12,117,759	9,848,223
TDC Net A, First Lien Term Loan(d)	Denmark	6M EUR L + 1.50%	5.34%	01/31/25	€502,047	528,259
TDC Net B, First Lien Term Loan(d)	Denmark	6M EUR L + 1.50%	5.29%	01/29/27	308,952	325,082
						30,046,908
TRANSPORTATION: CARGO (0.37%)(c)(d)(e)
Channelside, First Lien Term Loan	United States	3M SOFR + 4.75%	10.09%	06/30/28	$3,560,162	3,551,262
Channelside, Revolver, First Lien Term Loan(h)	United States	3M SOFR + 4.75%	9.22%	07/01/26	88,889	88,667
						3,639,929
UTILITIES: ELECTRIC (0.66%)(c)(d)
BGIF IV Fearless, First Lien Term Loan	United States	3M SOFR + 5.00%	10.33%	06/07/31	6,509,434	6,444,340

UTILITIES: OIL & GAS (0.73%)(c)(d)(h)
Venture Global, First Lien Term Loan	United States	1M SOFR + 1.98%	7.32%	05/25/29	7,432,725	7,135,416

TOTAL BANK LOANS
(Cost 807,368,880)						809,584,584

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	21

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CORPORATE BONDS (16.66%)
BANKING, FINANCE, INSURANCE & REAL ESTATE (1.62%)
Encore Capital Group, Inc.(f)(k)	United States		4.25%	06/01/28	£672,000	$738,862
Kane Bidco, Ltd.(c)(d)(k)	United Kingdom	3M SONIA + 6.25%	11.49%	02/15/28	10,000,000	12,704,151
Kane Bidco, Ltd., Series REGs(f)	United Kingdom		5.00%	02/15/27	€1,000,000	1,062,717
Kane Bidco, Ltd., Series REGs(f)	United Kingdom		6.50%	02/15/27	£1,000,000	1,239,618
						15,745,348
BEVERAGE, FOOD & TOBACCO (0.59%)(f)(k)
Market Bidco Finco PLC	United Kingdom		5.50%	11/04/27	4,870,000	5,710,968

CONSTRUCTION & BUILDING (1.94%)(f)(k)
K Hovnanian Enterprises, Inc.	United States		8.00%	09/30/28	$10,000,000	10,090,833
K Hovnanian Enterprises, Inc.	United States		11.75%	09/30/29	7,875,000	8,744,557
						18,835,390
CONSUMER GOODS: DURABLE (1.54%)(c)(d)(k)
Hercules Achievement, Inc. / Varsity Brands Holding Co., Inc.	United States	3M SOFR + 6.50%	11.83%	12/15/26	15,000,000	15,037,500

CONSUMER GOODS: NON-DURABLE (1.31%)(c)(d)(g)
Gruppo Florence Series A	Italy	3M EUR L + 6.75%	10.64%	10/17/30	€4,820,870	5,137,098
Gruppo Florence Series B	Italy	3M EUR L + 6.75%	10.64%	10/17/30	7,179,130	7,650,051
						12,787,149
ENERGY: OIL & GAS (2.37%)
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.(i)(j)(n)	United States			12/15/24	$968,000	1,259
Moss Creek Resources Holdings, Inc.(f)(k)	United States		10.50%	05/15/27	10,000,000	10,255,550
Nabors Industries, Ltd.(f)(k)	United States		7.25%	01/15/26	5,000,000	5,078,125
Venture Global LNG, Inc.(e)(f)(k)	United States		8.13%	06/01/28	7,500,000	7,742,687
						23,077,621
HEALTHCARE & PHARMACEUTICALS (0.42%)(f)(k)
Bausch Health Companies, Inc.	United States		5.50%	11/01/25	4,410,000	4,117,838

HIGH TECH INDUSTRIES (1.40%)(d)(k)
Wolfspeed, Inc.	United States		9.88%	06/23/30	14,000,000	13,617,800

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.74%)(e)(f)(k)
Gannett Holdings LLC	United States		6.00%	11/01/26	7,500,000	7,170,625

MEDIA: BROADCASTING & SUBSCRIPTION (0.07%)(f)(k)
CSC Holdings LLC	United States		11.75%	01/31/29	784,000	668,540

RETAIL (2.33%)
eG Global Finance PLC(f)(k)	United Kingdom		12.00%	11/30/28	2,287,000	2,430,532
eG Global Finance PLC, (6.45% PIK)(c)(d)(g)(k)	United Kingdom	3M SOFR + 7.50%	12.90%	11/30/28	11,307,604	11,646,833
eG Global Finance PLC, Series REGs(f)	United Kingdom		11.00%	11/30/28	€1,379,000	1,571,714
Guitar Center, Inc.(f)(k)	United States		8.50%	01/15/26	$7,765,000	6,997,882
						22,646,961
TELECOMMUNICATIONS (1.40%)(e)(f)(k)
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	United States		10.50%	02/15/28	13,855,000	13,633,805

See Notes to Consolidated Financial Statements.

22	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
UTILITIES: ELECTRIC (0.93%)(c)
Edison International	United States	5Y US T + 3.86%	8.13%	06/15/53	$8,711,000	$9,046,896

TOTAL CORPORATE BONDS
(Cost $158,676,336)						162,096,441

CONVERTIBLE CORPORATE BONDS (0.76%)(f)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.55%)(d)(k)
Gannett Co., Inc.	United States		6.00%	12/01/27	$5,000,000	5,375,209

MEDIA: BROADCASTING & SUBSCRIPTION (0.21%)
DISH Network Corp.(l)	United States			12/15/25	2,616,000	1,928,155
DISH Network Corp.	United States		3.37%	08/15/26	100,000	63,278
						1,991,433
TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $7,174,188)						7,366,642

			Shares	Value
ASSET-BACKED SECURITIES (2.26%)(c)(d)(k)
STRUCTURED FINANCE (2.26%)
Carvana Auto Receivables Trust 2024-N2, Class EX1	United States	06/10/31	8,259	22,001,029

TOTAL ASSET-BACKED SECURITIES
(Cost $22,001,029)				22,001,029

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS (2.38%)(k)
DEBT (1.77%)(c)
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.84%	07/27/39	$350,000	300,496
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		6.92%	07/27/39	2,300,000	1,983,626
Anchorage Credit Funding 14, Ltd., Series 2021-14A	Cayman Islands		7.45%	01/21/40	850,000	754,163
Antares CLO 2018-3, Ltd., Series 2018-3A	Cayman Islands	3M SOFR + 3.91%	9.24%	01/20/31	4,000,000	4,010,260
PNMAC GMSR Issuer Trust, Series 2024-GT1	United States	1M SOFR + 3.20%	8.55%	03/25/29	10,000,000	10,141,857
						17,190,402
EQUITY (0.61%)(d)(k)(m)
NSLT 2021-A R	United States			04/20/62	$10,080	2,711,341
NSLT 2021-BA R	United States			04/20/62	10,080	1,310,839
NSLT 2021-CA R	United States			04/20/62	10,080	1,034,835
NSLT 2021-DA R	United States			04/20/62	10,080	851,235
						5,908,250
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $23,334,951)						23,098,652

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	23

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COMMERCIAL REAL ESTATE LOANS (3.03%)(c)(k)
AREIT 2023-CRE8 LLC, Class C, Series 2023-CRE	Bermuda	1M SOFR + 4.02%	9.35%	08/17/41	$7,000,000	$6,987,963
MF1 2022-B1 LLC, Class A, Series 2022-B1	United States	1M SOFR + 2.40%	7.74%	11/17/37	8,000,000	8,051,778
MF1 2022-B1 LLC, Class B, Series 2022-B1	United States	1M SOFR + 3.28%	8.62%	11/17/37	100,000	100,032
MF1 2022-B1 LLC, Class C, Series 2022-B1	United States	1M SOFR + 4.03%	9.37%	11/17/37	1,034,000	1,027,916
MF1 2022-B1 LLC, Class D, Series 2022-B1	United States	1M SOFR + 4.53%	9.87%	11/17/37	142,000	138,154
MF1 2022-B1 LLC, Class E, Series 2022-B1	United States	1M SOFR + 5.38%	10.72%	11/17/37	724,000	701,054
PFP 2023-10, Ltd., Class C, Series 2023-10	Bermuda	1M SOFR + 4.12%	9.45%	09/16/38	2,500,000	2,498,280
VMC Finance 2023-PV1 LLC, Class A, Series 2023-PV1	United States	1M SOFR + 2.77%	8.11%	01/19/40	6,850,000	6,835,394
VMC Finance 2023-PV1 LLC, Class AS, Series 2023-PV1	United States	1M SOFR + 3.18%	8.52%	01/19/40	1,050,000	1,048,261
VMC Finance 2023-PV1 LLC, Class B, Series 2023-PV1	United States	1M SOFR + 3.58%	8.92%	01/19/40	800,000	798,685
VMC Finance 2023-PV1 LLC, Class C, Series 2023-PV1	United States	1M SOFR + 4.63%	9.97%	01/19/40	800,000	798,671
VMC Finance 2023-PV1 LLC, Class D, Series 2023-PV1	United States	1M SOFR + 6.78%	12.12%	01/19/40	500,000	499,149
						29,485,337
TOTAL COMMERCIAL REAL ESTATE LOANS
(Cost $29,299,282)						29,485,337

	Country	Shares	Value
COMMON STOCKS (0.02%)(n)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.00%)(j)
Gannett Co., Inc.	United States	6,398	29,495

TELECOMMUNICATIONS (0.02%)
EchoStar Corp.	United States	8,722	155,339

TOTAL COMMON STOCKS
(Cost $142,447)			184,834

		Shares	Value
EQUITY INTEREST (0.00%)(d)(j)(n)(o)
ENERGY: OIL & GAS (0.00%)
Bruin Blocker LLC	United States	27,864	–

HOTEL, GAMING & LEISURE (0.00%)
Cineworld Group PLC Warrant, Strike Price $41.49	United States	84,898	–

TRANSPORTATION: CONSUMER (0.00%)
Bahia De Las Isletas A2	Spain	1,696	–
Bahia De Las Isletas A3	Spain	294	–
Bahia De Las Isletas B2	Spain	2,162	–

See Notes to Consolidated Financial Statements.

24	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

            June 30, 2024 (Unaudited)

		Shares	Value
EQUITY INTEREST (continued)
TRANSPORTATION: CONSUMER (continued)
Bahia De Las Isletas B3	Spain	375	$–
			–

TOTAL EQUITY INTEREST
(Cost $38,001)			0

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
PARTNERSHIP INTEREST (0.70%)(o)

BANKING, FINANCE, INSURANCE & REAL ESTATE (0.01%)(d)(n)
Tailwind Fire Flow Investor, LP	United States				100	101,068

ENERGY: OIL & GAS (0.69%)(c)
Energy Transfer LP, Series H	United States	5Y US T + 5.69%	6.50%	11/15/72	6,777,000	6,710,289

TOTAL PARTNERSHIP INTEREST
(Cost $6,167,952)						6,811,357

	7-Day		Value
	Yield	Shares	(Note 2)(a)
SHORT TERM INVESTMENT (4.49%)
Goldman Sachs Financial Square Government Fund – Institutional Class	5.23%	43,713,146	43,713,146

TOTAL SHORT TERM INVESTMENT
(Cost $43,713,146)			43,713,146

TOTAL INVESTMENTS (113.50%)
(Cost 1,097,546,234)			1,104,342,022

Liabilities in Excess of Other Assets (-13.50%)			(131,364,004)
NET ASSETS (100.00%)			$972,978,018

Reference Rates:

3M EUR L - 3 Month EURIBOR as of June 30, 2024 was 3.71%

6M EUR L - 6 Month EURIBOR as of June 30, 2024 was 3.68%

1M SOFR - 1 Month US SOFR as of June 30, 2024 was 5.34%

3M SOFR - 3 Month US SOFR as of June 30, 2024 was 5.32%

6M SOFR - 3 Month US SOFR as of June 30, 2024 was 5.25%

3M SONIA - 3 Month SONIA as of June 30, 2024 was 5.22%

5Y US T - 5 Year US Treasury rate as of June 30, 2024 was 4.33%

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

(b)	“Bank Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of June 30, 2024. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(c)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date.

(d)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	25

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

June 30, 2024 (Unaudited)

(e)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A.

(f)	Fixed rate security.

(g)	Paid in kind security which may pay interest in additional par.

(h)	A portion of this security was not funded as of June 30, 2024. The Consolidated Schedule of Investments records only the funded portion of each position. As of June 30, 2024, the Fund has unfunded delayed draw loans in the amount of $70,929,025. Fair value of these unfunded delayed draws was $70,468,357. Additional information is provided in Note 4 General Commitments and Contingencies.

(i)	See Note 2 regarding defaulted securities.

(j)	Less than 0.005%.

(k)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of June 30, 2024, the aggregate market value of such securities was $140,142,152, representing 14.40% of net assets.

(l)	Zero Coupon Securities.

(m)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(n)	Non-income producing security.

(o)	Securities may be deemed to be “restricted securities” under the Securities Act. As of June 30, 2024, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value June 30, 2024	Value as Percentage of Net Assets Applicable to Common Stockholders June 30, 2024
Bahia De Las Isletas A2	02/17/2022	$–	$–	–%
Bahia De Las Isletas A3	02/17/2022	16,700	–	–
Bahia De Las Isletas B2	02/17/2022	–	–	–
Bahia De Las Isletas B3	02/17/2022	21,301	–	–
Bruin Blocker LLC	08/31/2020	–	–	–
Cineworld Group PLC Warrant	11/23/2020	–	–	–
Energy Transfer LP, Series H	05/20/2022	6,066,884	6,710,289	0.69
Tailwind Fire Flow Investor, LP	06/28/2024	101,068	101,068	0.01
Total		$6,205,953	$6,811,357	0.70%

Common Abbreviations:

B.V. - Besloten Vennootshap

CLO - Collateralized Loan Obligation

Co. - Company

EUR L or EURIBOR - Euro Interbank Offered Rate

L or LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

Reg S - Regulation S

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements.

26	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Schedule of Investments

  June 30, 2024 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon	09/18/24	USD	39,164,378	EUR	38,702,455	$461,923
Bank of New York Mellon	09/18/24	USD	85,109,328	GBP	84,758,820	350,508
						$812,431
Bank of New York Mellon	09/18/24	USD	68,553,339	EUR	68,661,380	$(108,041)
						$(108,041)

CURRENCY SWAP SUMMARY

Counterparty	Pay/Receive Floating Rate	Receive Notional	Currency	Pay Notional	Currency	Floating Rate	Fixed Rate	Maturity Date	Net Unrealized Appreciation
Nomura Global Financial Products, Inc.	Receive	10,000,000	USD	40,050,600,000	COP	SOFRRATE	17.66%	06/30/2028	$169,445
									$169,445

INTEREST RATE OPTION

Counterparty	Option Type	Reference Obligation	Strike	Expiration Date	Notional	Unrealized Appreciation (Depreciation)
Nomura Global Financial Products, Inc.	Interest Rate	SOFRATE Index	4%	4/17/26	$548,000,000	$(242,945)

INTEREST RATE SWAP SUMMARY

Counterparty	Fund Receives	Fund Pays	Maturity Date	Notional	Unrealized Appreciation (Depreciation)
Nomura Global Financial Products, Inc.	3.9455%	1 Day SOFR	4/9/29	150,000,000	$(928,673)
Nomura Global Financial Products, Inc.	3.9430%	1 Day SOFR	4/9/29	150,000,000	(944,942)
					$(1,873,615)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	27

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

June 30, 2024 (Unaudited)

ASSETS
Investments, at fair value (Cost $1,053,868,348)	$1,060,628,876
Short term investments (Cost $43,713,146)	43,713,146
Cash	3,877,645
Foreign currency, at value (Cost $883,397)	886,389
Receivable for investments sold	30,669,156
Cash collateral for derivatives	26,485,791
Receivable for shares sold	11,402,271
Interest receivable	9,615,485
Interest rate options, at fair value (Cost $2,548,200)	2,305,255
Unamortized debt issuance costs	1,397,750
Unrealized appreciation on forward foreign currency contracts (Note 3)	812,431
Unrealized appreciation on unfunded commitments (Note 4)	590,506
Prepaid expenses and other assets	333,395
Unrealized appreciation on cross currency swap contracts (Note 3)	169,445
Total Assets	1,192,887,541
LIABILITIES
Payable for lines of credit (Note 2)	133,700,000
Payable for investments purchased	61,483,360
Payable for distributions to shareholders	20,239,623
Unrealized depreciation on interest rate swaps (Note 3)	1,873,615
Payable for investment advisory fees (Note 5)	1,088,167
Payable for lines of credit interest expense (Note 8)	461,787
Payable for legal fees	301,372
Unrealized depreciation on forward foreign currency contracts (Note 3)	108,041
Unrealized depreciation on unfunded commitments (Note 4)	190,884
Payable for custody fees	82,622
Payable for audit and tax fees	76,667
Payable for distribution fees (Note 5)	63,151
Payable for administration fees (Note 5)	60,326
Payable for shares redeemed	40,576
Payable for shareholder servicing fees (Note 5)	38,362
Accrued expenses and other liabilities	100,970
Total Liabilities	219,909,523
Commitments and contingencies (Note 4)
NET ASSETS	$972,978,018
NET ASSETS CONSIST OF
Paid-in capital	$1,035,960,374
Total accumulated deficit	(62,982,356)
NET ASSETS	$972,978,018

See Notes to Consolidated Financial Statements.

28	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Assets and Liabilities

June 30, 2024 (Unaudited)

PRICING OF SHARES
Class A:
Net asset value	$21.86
Net assets	$78,803,469
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,605,023
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$23.19
Class C:
Net asset value and maximum offering price	$21.86
Net assets	$99,126,051
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,535,581
Class I:
Net asset value and maximum offering price	$21.86
Net assets	$767,711,037
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	35,126,790
Class M:
Net asset value and maximum offering price	$21.85
Net assets	$10,241
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	469
Class L:
Net asset value	$21.85
Net assets	$15,227,800
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	696,937
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$22.82
Class F:
Net asset value and maximum offering price	$21.86
Net assets	$12,099,420
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	553,522

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	29

Apollo Diversified Credit Fund	Consolidated Statement of Operations

For the Six Months Ended June 30, 2024 (Unaudited)
INVESTMENT INCOME
Interest income	53,892,617
Dividend Income (Note 2)	$1,903,971
Total Investment Income	55,796,588

EXPENSES
Investment advisory fees (Note 5)	6,632,062
Lines of Credit interest expense (Note 8)	4,249,536
Credit facility unfunded commitment fee (Note 8)	977,797
Legal fees	670,621
Amortization of debt issuance costs (Note 8)	419,352
Distribution fees (Note 5)
Class C	367,160
Class L	18,395
Administration fees (Note 5)	356,342
Shareholder servicing fees (Note 5)
Class A	96,056
Class C	122,387
Class L	18,195
Reports to shareholders and printing fees	227,429
Transfer agency fees (Note 5)	225,477
Audit and tax fees	165,392
Insurance fees	103,484
Trustees' fees (Note 5)	90,895
Compliance fees (Note 5)	65,615
State registration fees	50,542
Custody fees	29,519
Credit facility fees (Note 8)	18,592
Other expenses	243,816
Total Expenses	15,148,664
Fees waived/expenses reimbursed by Adviser (Note 5)	(575,152)
Net Expenses	14,573,512
Net Investment Income	41,223,076
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
Net realized gain on investments	528,621
Net realized gain on interest rate options	2,000
Net realized loss on cross currency swap contracts	(1,035,938)
Net realized loss on forward foreign currency transactions	(45,250)
Net realized loss on foreign currency translation	(903,328)
Net realized loss	(1,453,895)
Net change in unrealized appreciation on investments	472,816
Net change in unrealized depreciation on interest rate options	(242,945)
Net change in unrealized appreciation on forward foreign currency transactions	4,155,174
Net change in unrealized appreciation on cross currency swap contracts	797,718
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(106,928)
Net change in unrealized depreciation on interest rate swap	(1,873,615)
Net change in unrealized appreciation on investments	3,202,220
NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN	1,748,325
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,971,401

See Notes to Consolidated Financial Statements.

30	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023
OPERATIONS:
Net investment income	$41,223,076	$59,078,851
Net realized loss	(1,453,895)	(6,841,176)
Net change in unrealized appreciation	3,202,220	38,168,272
Net Increase in Net Assets Resulting from Operations	42,971,401	90,405,947
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(3,522,682)	(6,525,744)
Class C
From distributable earnings	(4,040,180)	(7,230,896)
Class I
From distributable earnings	(31,383,327)	(44,638,370)
Class M
From distributable earnings	(528)	(6,934)
Class L
From distributable earnings	(650,430)	(1,213,927)
Class F
From distributable earnings	(683,031)	(1,754,580)
Total Distributions to Shareholders	(40,280,178)	(61,370,451)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS:
Class A
Shares sold	6,181,312	22,437,370
Distributions reinvested	1,414,161	2,942,946
Shares redeemed (Note 9)	(9,825,350)	(7,662,356)
Exchanged out	(439,034)	(1,129,351)
Class C
Shares sold	12,965,222	26,579,057
Distributions reinvested	2,116,251	3,364,850
Shares redeemed (Note 9)	(10,108,472)	(9,060,979)
Exchanged out	(2,107,712)	(5,805,529)
Class I
Shares sold	207,000,705	284,250,842
Distributions reinvested	13,205,473	20,981,723
Shares redeemed (Note 9)	(53,028,913)	(128,944,583)
Exchanged in	2,546,746	6,988,356
Class M
Shares sold	–	10,000
Shares redeemed (Note 9)	(10,848)	(204,435)
Class L
Shares sold	511,955	2,539,617
Distributions reinvested	353,071	655,439
Shares redeemed (Note 9)	(660,571)	(959,143)
Exchanged out	–	(53,476)
Class F
Shares sold	–	–
Distributions reinvested	122,094	279,495
Shares redeemed (Note 9)	(1,080,287)	(4,748,211)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	169,155,803	212,461,632
Net increase in net assets	171,847,026	241,497,128
NET ASSETS:
Beginning of year	801,130,992	559,633,864

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	31

Apollo Diversified Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023
End of year	$972,978,018	$801,130,992
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES:
Class A
Beginning shares	3,727,531	2,953,556
Shares sold	283,375	1,046,670
Distributions reinvested	64,699	136,504
Shares redeemed (Note 9)	(450,480)	(356,451)
Exchanged out	(20,102)	(52,748)
Net increase/(decrease) in shares outstanding	(122,508)	773,975
Ending shares	3,605,023	3,727,531
Class C
Beginning shares	4,404,519	3,702,725
Shares sold	594,657	1,238,585
Distributions reinvested	96,849	156,029
Shares redeemed (Note 9)	(463,811)	(421,742)
Exchanged out	(96,633)	(271,078)
Net increase in shares outstanding	131,062	701,794
Ending shares	4,535,581	4,404,519
Class I
Beginning shares	27,349,710	18,823,239
Shares sold	9,488,646	13,228,237
Distributions reinvested	604,269	973,116
Shares redeemed (Note 9)	(2,432,569)	(6,001,200)
Exchanged in	116,734	326,318
Net increase in shares outstanding	7,777,080	8,526,471
Ending shares	35,126,790	27,349,710
Class M
Beginning shares	966	9,999
Shares sold	–	469
Shares redeemed (Note 9)	(497)	(9,502)
Net decrease in shares outstanding	(497)	(9,033)
Ending shares	469	966
Class L
Beginning shares	687,610	585,707
Shares sold	23,457	118,603
Distributions reinvested	16,161	30,393
Shares redeemed (Note 9)	(30,291)	(44,601)
Exchanged out	–	(2,492)
Net increase in shares outstanding	9,327	101,903
Ending shares	696,937	687,610
Class F
Beginning shares	597,492	805,274
Shares sold	–	–
Distributions reinvested	5,586	12,969
Shares redeemed (Note 9)	(49,556)	(220,751)
Net decrease in shares outstanding	(43,970)	(207,782)
Ending shares	553,522	597,492

See Notes to Consolidated Financial Statements.

32	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2024 (Unaudited)
Operating Activities:
Net increase in net assets resulting from operations	$42,971,401
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(615,099,696)
Proceeds from sale of investments	442,642,140
Net purchases of short-term investments	41,234,597
Purchased interest rate options transactions	(2,548,200)
Proceeds from interest rate options transactions	2,000
Net proceeds from sale of derivatives	3,871,704
Net realized gain on investments	(528,621)
Net realized gain on interest rate options	(2,000)
Net realized loss on cross currency swaps transactions	1,035,938
Net realized loss on foreign currency transactions	45,250
Net realized loss on foreign currency translation	903,328
Net change in unrealized appreciation on investments	(472,816)
Net change in unrealized appreciation on cross currency swaps transactions	(797,718)
Net change in unrealized depreciation on interest rate swap	1,873,615
Net change in unrealized loss on interest rate options	242,945
Net unrealized appreciation on forward foreign currency contracts	(4,155,174)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	106,928
Amortization and accretion of discounts and premiums, net	(1,996,470)
Change in operating assets and liabilities:
Interest receivables	(455,206)
Cash collateral for cross currency swaps	(25,695,791)
Unrealized appreciation on forward foreign currency contracts	(812,431)
Unrealized appreciation on cross currency swap contracts	(169,445)
Receivable on total return swaps	(368)
Prepaid expenses and other assets	(306,023)
Payable for investment advisory fees	648,193
Payable for distribution fees	664
Payable for shareholder servicing fees	(1,186)
Payable for transfer agency fees	(57,206)
Payable for lines of credit interest expense	(3,188,179)
Payable for administration fees	(19,240)
Payable for trustees' fees	(980)
Payable for legal fees	301,372
Payable for audit and tax fees	25,392
Payable for custody fees	20,145
Payable for printing fees	(8,834)
Unrealized depreciation on interest rate swaps	1,873,615
Unrealized appreciation on forward foreign currency contracts	(3,342,743)
Appreciation/Depreciation on unfunded commitments	(399,622)
Unrealized appreciation on cross currency swaps	(628,273)
Payable for credit facility fees	(71,765)
Payable for credit facility unfunded commitment fee	(73,735)
Accrued expenses and other liabilities	64,977
Net cash used in operating activities	(122,967,518)

Financing Activities:
Net cash borrowed on lines of credit	(42,100,000)
Proceeds from shares sold	229,691,845
Payment of shares redeemed	(74,673,865)
Distributions paid to shareholders	(21,574,130)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	33

Apollo Diversified Credit Fund	Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2024 (Unaudited)
Debt issuance costs	(198,116)
Net cash provided by financing activities	91,145,734
Net Increase/Decrease in cash during the year	(31,821,784)
Effect of foreign exchange rate changes on cash	(1,010,256)
Cash and cash equivalents, beginning of period	$37,596,074
Cash and cash equivalents, end of period	$4,764,034

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$17,211,050
Cash paid during the period for interest from bank borrowing:	$7,437,715

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	4,550,565
Foreign currency at value	33,045,509
Cash collateral for derivatives	790,000
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	3,877,645
Foreign currency at value	886,389
Cash collateral for derivatives	26,485,791

See Notes to Consolidated Financial Statements.

34	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$21.79		$20.82	$24.53		$24.06		$24.89		$24.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.00		1.88	1.49		1.53		1.28		1.59
Net realized and unrealized gain/(loss)	0.05		1.04	(3.68)		0.47		(0.65)		1.01
Total from investment operations	1.05		2.92	(2.19)		2.00		0.63		2.60

DISTRIBUTIONS:
From net investment income(b)	(0.98)		(1.95)	(1.52)		(1.53)		(1.46)		(1.72)
Total distributions	(0.98)		(1.95)	(1.52)		(1.53)		(1.46)		(1.72)

Net increase/(decrease) in net asset value	0.07		0.97	(3.71)		0.47		(0.83)		0.88
Net asset value, end of period	$21.86		$21.79	$20.82		$24.53		$24.06		$24.89
TOTAL RETURN(c)	4.86%		14.46%	(8.93)%		8.49%		3.16%		11.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$78,803		$81,234	$61,500		$72,120		$81,766		$65,930
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.54	%(d)	4.86%	3.75%		3.10%		2.79%		2.97%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.43	%(d)	4.61%	2.32	%(e)	1.72	%(e)	1.25	%(e)	0.54	%(e)
Ratio of net investment income to average net assets	9.25	%(d)	8.76%	6.69%		6.26%		5.59%		6.45%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.36	%(d)	2.50%	2.64%		2.76%		2.79%		2.97%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.25	%(d)	2.25%	1.21	%(e)	1.38	%(e)	1.25	%(e)	0.54	%(e)
Portfolio turnover rate	45%		105%	148%		73%		98%		72%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended December 31, 2019 through December 31, 2022. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	35

Apollo Diversified Credit Fund – Class A	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

36	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$21.79		$20.82	$24.53		$24.06		$24.89		$24.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.92		1.72	1.49		1.53		1.28		1.58
Net realized and unrealized gain/(loss)	0.05		1.04	(3.68)		0.47		(0.65)		1.02
Total from investment operations	0.97		2.76	(2.19)		2.00		0.63		2.60

DISTRIBUTIONS:
From net investment income(b)	(0.90)		(1.79)	(1.52)		(1.53)		(1.46)		(1.72)
Total distributions	(0.90)		(1.79)	(1.52)		(1.53)		(1.46)		(1.72)

Net increase/(decrease) in net asset value	0.07		0.97	(3.71)		0.47		(0.83)		0.88
Net asset value, end of period	$21.86		$21.79	$20.82		$24.53		$24.06		$24.89
TOTAL RETURN(c)	4.48%		13.62%	(8.93)%		8.49%		3.16%		11.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$99,126		$95,968	$77,088		$77,619		$62,889		$49,083
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.29	%(d)	5.61%	4.50%		3.84%		3.54%		3.73%
Ratio of expenses to average net assets including fee waivers and reimbursements	4.18	%(d)	5.36%	2.32	%(e)	1.73	%(e)	1.25	%(e)	0.56	%(e)
Ratio of net investment income to average net assets	8.49	%(d)	8.01%	6.71%		6.25%		5.59%		6.41%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.11	%(d)	3.25%	3.39%		3.50%		3.54%		3.73%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.00	%(d)	3.00%	1.21	%(e)	1.39	%(e)	1.25	%(e)	0.56	%(e)
Portfolio turnover rate	45%		105%	148%		73%		98%		72%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended December 31, 2019 through December 31, 2022. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	37

Apollo Diversified Credit Fund – Class C	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

38	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$21.79		$20.82	$24.53		$24.06		$24.89		$24.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.02		1.94	1.49		1.52		1.28		1.59
Net realized and unrealized gain/(loss)	0.06		1.03	(3.68)		0.49		(0.65)		1.01
Total from investment operations	1.08		2.97	(2.19)		2.01		0.63		2.60

DISTRIBUTIONS:
From net investment income(b)	(1.01)		(2.00)	(1.52)		(1.54)		(1.46)		(1.72)
Total distributions	(1.01)		(2.00)	(1.52)		(1.54)		(1.46)		(1.72)

Net increase/(decrease) in net asset value	0.07		0.97	(3.71)		0.47		(0.83)		0.88
Net asset value, end of period	$21.86		$21.79	$20.82		$24.53		$24.06		$24.89
TOTAL RETURN(c)	5.00%		14.74%	(8.93)%		8.50%		3.16%		11.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$767,711		$595,909	$391,881		$442,765		$279,376		$236,901
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.29	%(d)	4.63%	3.50%		2.84%		2.54%		2.72%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.18	%(d)	4.36%	2.32	%(e)	1.73	%(e)	1.25	%(e)	0.54	%(e)
Ratio of net investment income to average net assets	9.45	%(d)	9.03%	6.69%		6.24%		5.60%		6.44%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.11	%(d)	2.27%	2.39%		2.50%		2.54%		2.72%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00	%(d)	2.00%	1.21	%(e)	1.39	%(e)	1.25	%(e)	0.54	%(e)
Portfolio turnover rate	45%		105%	148%		73%		98%		72%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended December 31, 2019 through December 31, 2022. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	39

Apollo Diversified Credit Fund – Class I	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

40	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class M	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Period November 2, 2021 (Commencement of Operations) to December 31, 2021
Net asset value, beginning of year	$21.79		$20.82	$24.53		$24.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.96		1.70	1.49		0.23
Net realized and unrealized gain/(loss)	0.02		1.11	(3.68)		–
Total from investment operations	0.98		2.81	(2.19)		0.23

DISTRIBUTIONS:
From net investment income(b)	(0.92)		(1.84)	(1.52)		(0.25)
Total distributions	(0.92)		(1.84)	(1.52)		(0.25)

Net increase/(decrease) in net asset value	0.06		0.97	(3.71)		(0.02)
Net asset value, end of year	$21.85		$21.79	$20.82		$24.53
TOTAL RETURN(c)	4.56%		13.89%	(8.94)%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10		$21	$208		$245
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.29	%(d)	3.46%	3.98%		3.57	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	3.29	%(d)	5.11%	2.32	%(e)	1.85	%(d)(e)
Ratio of net investment income to average net assets	9.54	%(d)	7.96%	6.68%		5.82	%(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.11	%(d)	1.10%	2.87%		3.22	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.11	%(d)	2.75%	1.21	%(e)	1.50	%(d)(e)
Portfolio turnover rate(f)	45%		105%	148%		73%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended December 31, 2019 through December 31, 2022. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	For the period November 2, 2021 to March 31, 2022 the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to September 30, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.00% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	41

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$21.78		$20.81	$24.52		$24.05		$24.89		$24.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.97		1.82	1.49		1.53		1.28		1.57
Net realized and unrealized gain/(loss)	0.05		1.04	(3.68)		0.47		(0.66)		1.03
Total from investment operations	1.02		2.86	(2.19)		2.00		0.62		2.60

DISTRIBUTIONS:
From net investment income(b)	(0.95)		(1.89)	(1.52)		(1.53)		(1.46)		(1.72)
Total distributions	(0.95)		(1.89)	(1.52)		(1.53)		(1.46)		(1.72)

Net increase/(decrease) in net asset value	0.07		0.97	(3.71)		0.47		(0.84)		0.88
Net asset value, end of period	$21.85		$21.78	$20.81		$24.52		$24.05		$24.89
TOTAL RETURN(c)	4.73%		14.17%	(8.95)%		8.49%		3.13%		11.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$15,228		$14,978	$12,190		$13,711		$11,606		$5,537
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.79	%(d)	5.09%	3.98%		3.31%		3.05%		3.19%
Ratio of expenses to average net assets including fee waivers and reimbursements	3.68	%(d)	4.86%	2.32	%(e)	1.73	%(e)	1.25	%(e)	0.59	%(e)
Ratio of net investment income to average net assets	8.99	%(d)	8.50%	6.69%		6.25%		5.58%		6.38%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.61	%(d)	2.73%	2.87%		2.97%		3.05%		3.19%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.50	%(d)	2.50%	1.21	%(e)	1.39	%(e)	1.25	%(e)	0.59	%(e)
Portfolio turnover rate	45%		105%	148%		73%		98%		72%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated and do not reflect the impact of the applicable sales charge. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended December 31, 2019 through December 31, 2022. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

42	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class L	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	43

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended June 30, 2024 (Unaudited)		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$21.79		$20.82		$24.53		$24.07		$24.90		$24.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.21		2.53		1.61		1.53		1.28		1.63
Net realized and unrealized gain/(loss)	0.05		1.05		(3.67)		0.46		(0.65)		0.97
Total from investment operations	1.26		3.58		(2.06)		1.99		0.63		2.60

DISTRIBUTIONS:
From net investment income(b)	(1.19)		(2.61)		(1.65)		(1.53)		(1.46)		(1.71)
Total distributions	(1.19)		(2.61)		(1.65)		(1.53)		(1.46)		(1.71)

Net increase/(decrease) in net asset value	0.07		0.97		(3.71)		0.46		(0.83)		0.89
Net asset value, end of period	$21.86		$21.79		$20.82		$24.53		$24.07		$24.90
TOTAL RETURN(c)	5.84%		17.94%		(8.38)%		8.44%		3.15%		11.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,099		$13,021		$16,767		$21,337		$23,004		$25,965
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.29	%(d)	4.57%		3.50%		2.84%		2.54%		2.70%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.50	%(d)	1.50%		1.76	%(e)	1.72	%(e)	1.25	%(e)	0.43	%(e)
Ratio of net investment income to average net assets	11.19	%(d)	11.80%		7.24%		6.27%		5.60%		6.58%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.29	%(d)(f)	4.57	%(f)	2.39%		2.50%		2.54%		2.70%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.50	%(d)(f)	1.50	%(f)	0.65	%(e)	1.38	%(e)	1.25	%(e)	0.43	%(e)
Portfolio turnover rate	45%		105%		148%		73%		98%		72%

(a)	Calculated using the average shares method.
(b)	Distributions are based on a daily accrual of net investment income which will vary based on underlying investment yields and daily shares outstanding (see Note 6).
(c)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years ended December 31, 2019 through December 31, 2022. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.

See Notes to Consolidated Financial Statements.

44	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund – Class F	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

(e)	For the period of January 1, 2019 to August 25, 2019 the Adviser voluntarily absorbed all of the operating expenses of the Fund. For the period of August 26, 2019 to April 30, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.25% of net assets. For the period of May 1, 2021 to August 15, 2021, the Adviser voluntarily absorbed operating expenses of the Fund in excess of 1.375% of net assets. For the period of August 16, 2021 to March 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.50% of net assets. For the period April 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses of the Fund in excess of 1.00% of net assets. For the period October 1, 2022 to December 31, 2022, the Adviser voluntarily waived or absorbed operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) of the Fund in excess of 1.25% of net assets. In the absence of the election by the Fund's investment adviser to bear certain of the Fund's operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.
(f)	Ratio excludes expense waiver related to interest expense.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | June 30, 2024	45

Apollo Diversified Credit Fund	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Period Presented

Information about the Fund's senior securities is shown in the following table:

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020(a)	For the Year Ended December 31, 2019(a)
Lines of Credit Total Amount Outstanding (000's)	$133,700	$175,800	$221,500	$133,945	N/A	N/A
Asset Coverage Per $1,000 of Lines of Credit Outstanding(b)	$8,277	$5,557	$3,527	$5,691	N/A	N/A

(a)	The Fund did not have a Line of Credit during this period.
(b)	Calculated by subtracting the Fund’s consolidated total liabilities (excluding the indebtedness represented by the Lines of Credit) from the Fund’s total assets and dividing by the total amount outstanding on the Lines of Credit. The Asset Coverage ratio is then multiplied by $1,000 to determine the "Asset Coverage Per $1,000 of Lines of Credit Outstanding."

See Notes to Consolidated Financial Statements.

46	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (the “Adviser”). The Fund's investment sub-adviser is Apollo Credit Management, LLC (the "Sub-Adviser"). Both the Adviser and Sub-Adviser are affiliates of Apollo Global Management, Inc. and its consolidated subsidiaries. Both the Adviser and Sub-Adviser are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective through a “multi-asset” approach centered around five key strategy pillars: (1) corporate direct lending, (2) asset-backed lending, (3) performing credit, (4) dislocated credit, and (5) structured credit. The corporate direct lending pillar targets large scale corporate originations and sponsor-backed issuers utilizing Apollo Global Management, Inc.’s (together with its consolidated subsidiaries, “Apollo”) proprietary sourcing channel, primarily focused on first lien, senior secured and unitranche loans. This may include opportunities within credit secondaries and middle market direct lending. The asset-backed lending pillar is expected to enable agile deployment into origination and propriety sourcing channels across a broad mandate of asset-backed investments, with focus on investments collateralized by tangible assets. The performing credit pillar primarily pursues liquid, performing senior secured corporate credit to generate total return. The dislocated credit pillar seeks to use contingent capital to pursue “dislocated” credit opportunities (e.g., stressed, performing assets across the credit spectrum that sell-off due to technical and/or non-fundamental reasons) in between traditional, passive investment mandates and “distressed-for-control” investment mandates. The structured credit pillar seeks out high-quality structured credit opportunities of various asset types, vintages, maturities, jurisdictions and capital structure priorities, including debt and equity tranches of collateralized loan obligations (“CLOs”), commercial mortgage-backed securities, residential mortgage-backed securities, consumer and commercial asset-backed securities, whole loans and regulatory capital relief transactions. The Fund will invest, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings and the liquidation preference of any preferred shares that may be outstanding ("Managed Assets") in debt securities, including, but not limited to, credit related investments such as fixed income securities (investment grade debt and high-yield-debt), floating rate securities (senior loans or structured credit) and other debt instruments and in derivatives (futures, forward contracts, foreign currency exchange contracts, call and put options, selling or purchasing credit default swaps, and total return swaps) and other instruments that have economic characteristics similar to such securities or investments.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fund Subsidiaries – During the period, certain investments of the Fund were held through wholly-owned subsidiaries. The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of ADCF Lender, LLC (“ADCF Lender”), ADCF Germantown SPV, LLC (“Germantown SPV”), ADCF Titan SPV, LLC (f/k/a ADCF Certinia SPV, LLC) (“Titan SPV”), ADCF Newark SPV, LLC (“Newark SPV”), ADCF Lemon SPV, LLC (“Lemon SPV”), ADCF Ostrich SPV, LLC (“Ostrich SPV”), ADCF Boreas SPV, LLC ("Boreas SPV"), CRDTX SPV I, LLC (“Financing Subsidiary”), and GIACF Alternative Holdings, LLC (“Cayman SPV”) (together, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries. The financial results of the Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund and all investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. All accounts and transactions between the Fund and its Subsidiaries have been eliminated in consolidation.

Semi-Annual Report | June 30, 2024	47

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

ADCF Lender is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 28, 2022. The Fund is the managing and sole member of ADCF Lender pursuant to a limited liability company operating agreement.

Germantown SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on May 16, 2023. The Fund is the managing and sole member of Germantown SPV pursuant to a limited liability company operating agreement.

Titan SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on July 13, 2023. The Fund is the managing and sole member of Titan SPV pursuant to a limited liability company operating agreement.

Newark SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on August 2, 2023. The Fund is the managing and sole member of Newark SPV pursuant to a limited liability company operating agreement. Newark SPV, in accordance with the laws of the State of Delaware, was dissolved on February 7, 2024.

Lemon SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on September 12, 2023. The Fund is the managing and sole member of Lemon SPV pursuant to a limited liability company operating agreement.

Ostrich SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on December 4, 2023. The Fund is the managing and sole member of Ostrich SPV pursuant to a limited liability company operating agreement. Ostrich SPV, in accordance with the laws of the State of Delaware, was dissolved on April 4, 2024.

Boreas SPV is a Limited Liability Company formed in accordance with the laws of the State of Delaware on April 2, 2024. The Fund is the managing and sole member of Boreas SPV pursuant to a limited liability company operating agreement.

The Financing Subsidiary, a Delaware Limited Liability Company, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility with Citibank, N.A. are disclosed in the Consolidated Schedule of investments.

The Cayman SPV, a Cayman Islands exempted company, was formed on September 18, 2018. The Fund is the managing and sole member of the Cayman SPV pursuant to a limited liability company operating agreement. The Cayman SPV has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Cayman SPV is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Cayman SPV’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its Subsidiaries.

Fund Valuation – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Security Valuation – The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

48	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

Forward foreign currency exchange contracts and cross currency swaps are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and cross currency swaps will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

Semi-Annual Report | June 30, 2024	49

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2024:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$251,364,955	$558,219,629	$809,584,584
Asset-Backed Securities	–	–	22,001,029	22,001,029
Corporate Bonds	–	96,303,008	65,793,433	162,096,441
Convertible Corporate Bonds	–	1,991,433	5,375,209	7,366,642
Collateralized Loan Obligations	–	17,190,402	5,908,250	23,098,652
Commercial Real Estate Loans	–	29,485,337	–	29,485,337
Common Stocks	184,834	–	–	184,834
Equity Interest	–	–	101,068	101,068
Partnership Interest	–	6,710,289	–	6,710,289
Short Term Investment	43,713,146	–	–	43,713,146
Total	$43,897,980	$403,045,424	$657,398,618	$1,104,342,022
Other Financial Instruments*
Assets:
Cross Currency Swap Contract	$–	$169,445	$–	$169,445
Forward Foreign Currency Contracts	–	812,431	–	812,431
Unfunded Loan Commitments	–	76,029	514,478	590,507
Interest Rate Option	–	2,305,255	–	2,305,255
Liabilities:
Forward Foreign Currency Contracts	–	(108,041)	–	(108,041)
Unfunded Loan Commitments	–		(190,884)	(190,884)
Interest Rate Swap	–	(1,873,615)	–	(1,873,615)
Total	$–	$1,381,504	$323,594	$1,705,098

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Convertible Corporate Bonds	Collateralized Loan Obligations	Asset-Backed Securities	Equity Interest	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$497,338,232	$84,712,499	$4,667,649	$6,677,435	$–	$–	$437,567	$593,833,382
Accrued discount/ premium	390,012	155,883	(18,184)	(393,593)	–	–	–	134,118
Return of Capital	–	–	–	–	–	–	–	–
Realized Gain/(Loss)	2,863,759	17,069	–	–	–	–	–	2,880,828
Change in Unrealized Appreciation/(Depreciation)	(127,347)	1,958,095	725,744	(375,592)	–	–	(113,973)	2,066,927
Purchases	231,960,118	1,350,499	–	–	22,001,029	101,068	–	255,412,715
Sales Proceeds	(174,205,146)	(3,565,221)	–	–	–	–	–	(177,770,367)
Transfer into Level 3	–	–	–	–	–	–	–	–
Transfer out of Level 3	–	(18,835,391)	–	–	–	–	–	(18,835,391)
Balance as of June 30, 2024	$558,219,629	$65,793,433	$5,375,209	$5,908,250	$22,001,029	$101,068	$323,594	$657,722,212
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2024	$1,598,457	$947,901	$725,744	$(375,592)	$–	$–	$(113,973)	$2,782,537

50	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2024:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value		Valuation Technique(s)	Unobservable Input(s)	Minimum	Maximum	Weighted Average
Bank Loans	$415,112,633		Discounted Cash Flow	Discount Rate	6.50%	16.49%	10.58%
Bank Loans	133,162,409	(a)	Transaction Approach	Cost(b)	$96.00	$99.75	$98.61
Corporate Bond	65,793,433		Discounted Cash Flow	Discount Rate	9.69%	12.19%	11.35%
Asset-Backed Securities	22,001,029		Independent pricing service and/or broker quotes	Vendor and/or broker quotes(b)	$266,388.54	$266,388.54	$266,388.54
Bank Loans	9,788,855		Independent pricing service and/or broker quotes	Vendor and/or broker quotes(b)	$101.45	$101.45	$101.45
Collateralized Loan Obligations	5,908,250		Discounted Cash Flow	Discount Rate	12.50%	12.50%	12.50%
Convertible Corporate Bond	5,375,209		Discounted Cash Flow	Discount Rate	15.39%	15.39%	15.39%
			Option Model	Volatility	30.00%	30.00%	30.00%
Unfunded Commitments	322,570		Discounted Cash Flow	Discount Rate	8.27%	13.03%	10.47%
Bank Loans	155,732		Recovery Analysis	Recoverability %	23.50%	23.50%	23.50%
Equity Interests	101,068	(a)	Transaction Approach	Cost(b)	$1,010.68	$1,010.68	$1,010.68
Unfunded Commitments	1,024	(a)	Transaction Approach	Cost(b)	$96.00	$100.00	$156.85
Bank Loans	–		Recovery Analysis	Estimated Proceeds	$–	$–	$–
Equity Interests	–		Recovery Analysis	Estimated Proceeds	$–	$–	$–

Total	$657,722,212

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Volatility	Increase	Decrease
Estimated Proceeds	Increase	Decrease
Vendor and/or broker quote	Increase	Decrease
Recent Transaction	Increase	Decrease
Recoverability %	Increase	Decrease

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security
(b)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include broker quotations from pricing services and prior or recent transactions)

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of June 30, 2024. The valuation techniques utilized by the Fund included discounted cash flows analysis, recovery analysis, and the option model. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks. For certain investments, the Fund used an option model, of which the applicable method is the Black-Scholes Option Pricing Method (“BSM”), to perform valuations. The BSM is a model of price variation over time of financial instruments, such as equity, that is used to determine the price of call or put options. Various inputs are required but the primary unobservable input into the BSM model is the underlying asset volatility.

Semi-Annual Report | June 30, 2024	51

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

Generally, new investments not valued by an independent pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. Absent a material change to the applicable investment, the Valuation Designee subsequently determines the application of a fair value methodology at the next valuation date.

The carrying and fair value of the Fund's debt obligation as of June 30, 2024, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy, was $133,700,000.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund will rely on an exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the six months ended June 30, 2024, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of June 30, 2024, the Fund had $71,692,968 at par value in unfunded loan commitments.

52	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of June 30, 2024, the aggregate value of those securities was $5,752 representing 0.00% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December of each year. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2024 returns.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Sections 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Semi-Annual Report | June 30, 2024	53

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

Foreign Currency Derivatives – The Fund engaged in currency transactions with counterparties during the six months ended June 30, 2024 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A cross currency swap is an agreement between two parties to exchange cash flows in certain currencies at future dates. The forward foreign currency contracts and cross currency swaps are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract or cross currency swap is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished. As noted in the Consolidated Statement of Assets and Liabilities, the Fund has pledged $790,000 as cash collateral in accordance with the terms of the cross currency swap agreement.

Fair values of forward foreign currency contracts, total return swaps, interest rate swaps and cross currency swaps on the Consolidated Statement of Assets and Liabilities as of June 30, 2024, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$812,431	Unrealized depreciation on forward foreign currency contracts	$(108,041)
Foreign Exchange Rate Risk	Cross Currency Swaps	Unrealized appreciation on cross currency swaps	169,445	Unrealized depreciation on cross currency swaps
Total			$981,876		$(108,041)

For the six months ended June 30, 2024, the average monthly notional value of forward foreign currency contracts and cross currency swaps were $159,747,595 and $10,000,000 respectively.

The effect of forward foreign currency contracts and cross currency swaps on the Consolidated Statement of Operations for the six months ended June 30, 2024, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net realized loss on forward foreign currency contracts	$(45,250)	Net Change in unrealized appreciation on forward foreign currency contracts	$4,155,174
Foreign Exchange Rate Risk	Cross Currency Swaps	Net realized loss on cross currency swaps transactions	(1,035,938)	Net change in unrealized appreciation on cross currency swaps transactions	797,718
Total			$(1,081,188)		$4,952,892

Offsetting Assets and Liabilities

The Fund has elected not to offset assets and liabilities that may be received or paid as part of collateral arrangements in the accompanying Consolidated Statement of Assets and Liabilities, even when an enforceable master netting arrangement or other agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations. Therefore, all qualifying transactions are presented on a gross basis in the Consolidated Statement of Assets and Liabilities.

54	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

The following tables present the offsetting of financial and derivative assets and liabilities as of June 30, 2024:

	Amounts Presented in the accompanying Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Accompanying Consolidated Statement of Assets and Liabilities Collateral Pledged	Net Amount
Assets
Cross Currency Swaps, at fair value	$169,445	$(169,445)	$–
Interest Rate Options, at fair value	2,305,255	(2,305,255)	–
Liabilities
Interest Rate Swaps, at fair value	(1,873,615)	1,873,615	–
	$601,085	$(601,085)	$–

Amounts in the preceding table have been limited to the liability balance, and accordingly, do not include any excess collateral pledged.

The gross amounts of derivative assets, presented in the accompanying Consolidated Statement of Assets and Liabilities in the amount of $704,390, are not subject to an enforceable master netting agreement.

4. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Fund. Certain terms of these investments are not finalized at the time of the commitment and each respective fund's allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

Semi-Annual Report | June 30, 2024	55

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

As of June 30, 2024, Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Alter Domus, Delayed Draw, First Lien Term Loan	$103,293	$–	$103,293
ABG Intermediate Holdings 2 LLC, First Lien Term Loan	2,500,000	–	2,500,000
Advarra Holdings, Inc., First Lien Term Loan	1,243,180	–	1,243,180
Allied Benefit Systems Intermediate LLC, Delayed Draw, First Lien Term Loan	1,546,392	–	1,546,392
Altern Marketing Revolver, First Lien Term Loan	1,134,454	–	1,134,454
Altice USA, Revolver, First Lien Term Loan	3,195,378	–	3,195,378
Anaplan Inc., Revolver, First Lien Term Loan	582,452	–	582,452
Avalara Inc., Revolver, First Lien Term Loan	1,818,182	–	1,818,182
AVI-SPL, Delayed Draw, First Lien Term Loan	2,307,692	–	2,307,692
AVI-SPL, Revolver, First Lien Term Loan	1,153,846	–	1,153,846
Azurite Intermediate Delayed Draw, First Lien Term Loan	3,750,000	2,400,000	1,350,000
Azurite Intermediate Revolver, First Lien Term Loan	600,000	–	600,000
Barossa Unitranche, Delayed Draw, First Lien Term Loan	2,075,502	501,205	1,574,297
BGIF IV Fearless, Delayed Draw, First Lien Term Loan	2,358,491	–	2,358,491
BGIF IV Fearless, Revolver, First Lien Term Loan	1,132,075	–	1,132,075
Certinia, Revolver, First Lien Term Loan	470,588	–	470,588
Channelside, Delayed Draw A, First Lien Term Loan	62,667	–	62,667
Channelside, Delayed Draw B, First Lien Term Loan	845,238	–	845,238
Channelside, Revolver, First Lien Term Loan	333,333	88,889	244,444
CircusTrix LLC, Delayed Draw, First Lien Term Loan	537,635	430,108	107,527
CircusTrix LLC, Revolver, First Lien Term Loan	268,817	–	268,817
Coretrust, First Lien Term Loan	789,474	–	789,474
Coretrust, First Lien Term Loan	789,474	–	789,474
Coretrust, First Lien Term Loan	526,316	–	526,316
Coupa Holdings LLC, Delayed Draw, First Lien Term Loan	539,886	–	539,886
Coupa Holdings LLC, Revolver, First Lien Term Loan	413,386	–	413,386
Crewline Buyer, Inc., Revolver, First Lien Term Loan	471,698	–	471,698
Cube Industrials, Inc., Revolver, First Lien Term Loan	1,137,931	–	1,137,931
Esdec Solar Group B.V., Delayed Draw, First Lien Term Loan	2,141,901	–	2,141,901
EVORIEL Delayed Draw (PIK), First Lien Term Loan	1,572,006	34,933	1,537,073
Exactcare Parent, Revolver, First Lien Term Loan	491,803	–	491,803
Excelligence, Revolver, First Lien Term Loan	1,780,822	219,481	1,561,341
Falcon, Revolver, First Lien Term Loan	1,093,168	–	1,093,168
Heritage Environmental, Revolver, First Lien Term Loan	604,396	–	604,396
Higginbotham Delayed Draw AMD4, First Lien Term Loan	1,999,579	222,600	1,776,979
K Hovnanian Enterprises, Inc., Revolver, First Lien Term Loan	2,000,000	–	2,000,000
Keystone Acquisition, Revolver, First Lien Term Loan	1,000,000	246,667	753,333
LendingTree Inc., Delayed Draw, First Lien Term Loan	1,012,245	–	1,012,245
OMH-HealthEdge Holdings, LLC Revolver, First Lien Term Loan	1,563,910	–	1,563,910
Paisley Bidco, Delayed Draw, First Lien Term Loan	455,666	–	455,666
PDC Brands, Revolver, First Lien Term Loan	525,547	–	525,547
Poly-Wood Delayed Draw, First Lien Term Loan	681,818	–	681,818
Poly-Wood Revolver, First Lien Term Loan	681,818	–	681,818
Recorded Future, Delayed Draw, First Lien Term Loan	1,729,730	–	1,729,730
Recorded Future, Revolver, First Lien Term Loan	810,811	–	810,811
Revlon, Revolver, First Lien Term Loan	10,000,000	1,353,846	8,646,154
Ruler BidCo Delayed Draw, First Lien Term Loan	1,679,251	1,331,406	347,845
Safe-Guard, Revolver, First Lien Term Loan	648,524	–	648,524
Truck-Lite Co LLC Delayed Draw, First Lien Term Loan	533,333	–	533,333
Truck-Lite Revolver, First Lien Term Loan	533,334	17,778	515,556

56	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

Unfunded Security(a)	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Valor, Inc., First Lien Term Loan	3,212,851	466,752	2,746,099
Venture Global, First Lien Term Loan	8,888,225	7,432,725	1,455,500
Venture Global, First Lien Term Loan	1,111,776	–	1,111,776
Violin Finco, Delayed Draw, First Lien Term Loan	554,003	–	554,003
Zendesk Delayed Draw, First Lien Term Loan	3,695,652	–	3,695,652
Zendesk Revolver, First Lien Term Loan	1,521,739	–	1,521,739
Zeus Company Delayed Draw, First Lien Term Loan	701,754	–	701,754
Zeus Company Revolver, First Lien Term Loan	526,316	–	526,316
	$86,439,358	$14,746,390	$71,692,968

(a)	The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and as such the Fund’s allocation may change prior to the date of funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded loan commitments outstanding table above.

For the period ended June 30, 2024, the Fund recorded a net increase in unrealized appreciation on unfunded loan commitments totaling $399,622.

5. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS WITH AFFILIATES

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.50%, of the average daily net assets of the Fund, computed daily and payable monthly. Sub-advisory services are provided to the Fund pursuant to an agreement among the Fund, Adviser and Sub-Adviser ("Sub-Advisory Agreement"). The Adviser has agreed to pay the Sub-Adviser as compensation under the Investment Sub-Advisory Agreement a quarterly fee computed at the annual rate of the daily net assets as set forth below. The Sub-Adviser is compensated by the Adviser out of advisory fees paid by the Fund to the Adviser; the Fund does not compensate the Sub-Adviser.

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets
$0 to $250M	0.40%
$250M to $500M	0.30%
$500M to $1B	0.25%
Over $1B	0.20%

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement with respect to Class F shares (the “Class F Expense Limitation Agreement”) and a separate agreement with respect to all other classes of shares (the “Multi-Class Expense Limitation Agreement” and together with the Class F Expense Limitation Agreement, the “Expense Limitation Agreements”). Pursuant to the Class F Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or to reimburse the Fund for expenses the Fund incurs to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursements (including taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs and organizational costs and offering costs) to the extent that they exceed, per annum, 1.50% of the Fund’s average daily net assets attributable to Class F shares (along with the respective expense limitations for each of the Fund’s other classes of shares, an “Expense Limitation”). Pursuant to the Multi-Class Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to the extent that such expenses exceed, per annum, 2.25% of Class A average daily net assets, 3.00% of Class C average daily net assets, 2.00% of Class I average daily net assets, 2.50% of Class L average daily net assets and 2.75% of Class M average daily net assets (the “Expense Limitations”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser (or any successor thereto) in the amount of any fees waived and reimbursed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation applicable to such Class in place at the time of waiver or at the time of reimbursement to be exceeded. In addition, pursuant to the Multi-Class Expense Limitation Agreement, any such repayment must be approved by the Board. The Adviser has approved the continuance of the Multi-Class Expense Limitation Agreement at least through April 30, 2025, unless and until the Board approves its modification or termination upon written notice to the Adviser. The Multi-Class Expense Limitation Agreement may then be renewed for consecutive twelve-month periods provided that the Adviser specifically approves such continuance at least annually. The Class F Expense Limitation Agreement shall continue in effect so long as Class F shares are outstanding. The Expense Limitation Agreements may be terminated only by the Board on written notice to the Adviser and will automatically terminate at such time as the Advisory Agreement between the Fund and the Adviser is terminated.

Semi-Annual Report | June 30, 2024	57

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

During the six months ended June 30, 2024, fees waived and reimbursed expenses to the Fund by the Adviser totaled $575,152. The balance of recoupable expenses for the fund was as follows:

Expires December 31,	Expires December 31,	Expires December 31,	Expires June 30,
2024	2025	2026	2027
$403,978	$788,879	$2,139,824	$463,339

During the six months ended June 30, 2024, previously recoupable expenses totaling $365,671 expired.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

The Bank of New York Mellon Trust Company, National Association serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares, Class L shares and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75%, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class C shares, Class L shares and Class M shares, respectively, payable on a monthly basis. For the six months ended June 30, 2024, Class C shares and Class L shares incurred distribution fees of $367,160 and $18,395, respectively. For the six months ended June 30, 2024, Class M shares did not incur distribution fees. Class A, Class I and Class F shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. For the six months ended June 30, 2024, Class A, Class C and Class L shares incurred shareholder servicing fees of $96,056, $122,387 and $18,195, respectively. Class F shares, Class I shares and Class M shares are not currently subject to a shareholder services fee.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC (“GCS”), a registered broker-dealer and an affiliate of the Adviser and Sub-Adviser. Pursuant to the terms of the wholesale marketing agreement, GCS will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, registered investment advisers, and wirehouses.

Officer and Trustee Compensation

Each Independent Trustee receives an annual retainer of $42,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per Independent Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. None of the officers will receive direct compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and, are not paid by the Fund for serving in such capacities.

Agreements with Affiliates

From time-to-time various affiliates of the Adviser (collectively, “Affiliates”) are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, or similar services (collectively, “Capital Solution” services) are earned and in certain circumstances are rebated back to the Fund in whole or in part. For the six months ended June 30, 2024, the Fund received fee rebates for Capital Solution services from certain Affiliates in the amounts of $25,727.26, and €251,250.00.

58	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended June 30, 2024 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$758,588,302	$443,493,196

The Fund is permitted to purchase and sell securities classified as Level 1 under ASC 820 (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). For the six months ended June 30, 2024, there was no Cross-Trade activities.

7. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid for the fiscal years ended December 31, 2023 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2023	$61,370,451	$–	$–

As of June 30, 2024, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$16,132,150	$(12,316,820)	$3,815,330	$1,100,526,692

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to premium amortization, defaulted income, wash sales, forward contracts and passive foreign investment companies.

8. CREDIT FACILITY

The Fund and the Fund's consolidated subsidiary, CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. ("Citi Credit Facility") subject to the limitations of the 1940 Act for borrowings. Amounts available to borrow under the Citi Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Subsidiary. Assets securing the Citi Credit Facility held by the Financing Subsidiary are subject to initial and ongoing eligibility criteria including restrictions on asset types and domicile, credit rating minimums, payment frequency and rate requirements, and collateral and maturity terms, among other criteria. The Fund and the Financing Subsidiary are also required to comply with various covenants, reporting requirements and other customary requirements. As of June 30, 2024, the Fund and the Financing Subsidiary were in compliance in all material respects with the terms of the Citi Credit Facility.

For the period January 1, 2023, to March 26, 2023, the Citi Credit Facility bore interest at applicable SOFR plus spread ranging from 1.80% to 3.30% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. On March 27, 2023, the Citi Credit Facility was amended pursuant to which certain changes were made including, but not limited to, increasing the amount of the facility from $270 million to $300 million. For the period March 27, 2023, to March 24, 2024, the Citi Credit Facility bore interest at SOFR plus spread ranging from 2.00% to 4.00% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. On March 25, 2024, the Citi Credit Facility was amended and extended. For the period March 25, 2024, to June 30, 2024, the Citi Credit Facility bore interest at SOFR plus spread ranging from 2.35% to 2.90% based on the applicable weighted average discount margin and was subject to an unused commitment fee ranging from 0% to 1.60% per annum. As of June 30, 2024, there was $175.8 million outstanding under the Citi Credit Facility.

Semi-Annual Report | June 30, 2024	59

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

  June 30, 2024 (Unaudited)

For the six months ended June 30, 2024, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balance for the Citi Credit Facility were as follows:

	For the Six Months Ended June 30, 2024
Credit facility interest expense	$4,249,536
Credit facility unfunded commitment fee	977,797
Credit facility fees	18,592
Amortization of debt issuance costs	419,352	*
Total credit facility expense	$5,665,277
Average stated interest rate %	7.92%
Average outstanding balance	$103,192,308

*	The Fund is amortizing debt issuance costs of $1,397,750, over a three-year period ended March 27, 2027.

9. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the period ended June 30, 2024, the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 10% and up to 5%, respectively, of its outstanding shares as of each respective Repurchase Request Deadline. The shareholder repurchase requests received by the Fund in good order by the February 6, 2024 and May 7, 2024 were honored in their full amounts. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	December 28, 2023	March 28, 2024
Repurchase Request Deadline	February 6, 2024	May 7, 2024
Repurchase Pricing Date	February 6, 2024	May 7, 2024
Dollars Repurchased	$36,568,770	$38,145,670
Shares Repurchased	1,675,792	1,751,412

In addition to making quarterly repurchase offers, the Fund offers limited rights to a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. If a shareholder would like to submit a repurchase request due to shareholder death, they can call the Fund at 1-888-926-2688 or contact the financial intermediary, financial adviser or broker/dealer through which the shares are owned. Requests due to death are intended for natural persons and will require additional supporting documents.

10. PRINCIPAL RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

60	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

 June 30, 2024 (Unaudited)

Risks Related to an Investment in the Fund

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Anti-Takeover Provisions. The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Credit Facilities. In the event the Fund defaults under a credit facility or other borrowings, the Fund’s business could be adversely affected as it may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to the Fund in order to meet its outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the business of the Fund, financial condition, results of operations and cash flows.

Semi-Annual Report | June 30, 2024	61

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

 June 30, 2024 (Unaudited)

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in the Fund’s distribution reinvestment plan will generally be automatically reinvested in common our shares. As a result, shareholders that do not participate in the distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Declaration of Trust provides that the Fund’s Trustees will not be liable to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub-Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

62	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

 June 30, 2024 (Unaudited)

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involves risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Failure of Financial Institutions and Sustained Financial Market Illiquidity. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and/or its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms. The Fund’s direct origination platform generally focuses on mature companies backed by well-funded large sponsors (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

Semi-Annual Report | June 30, 2024	63

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

 June 30, 2024 (Unaudited)

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. After a period of historically low interest rates, the Federal Reserve has raised certain benchmark interest rates. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect the Fund’s business.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact the ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Transition from LIBOR Risk. Although the London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, certain securities and financial instruments that the Fund may hold may include a synthetic LIBOR reference rate. The Financial Conduct Authority (the "FCA") has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month USD LIBOR settings through at least September 30, 2024 on the basis of a changed methodology (the "synthetic LIBOR"). However, the synthetic LIBOR has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. No assurances can be given that the use of such a synthetic LIBOR reference rate will have the intended effects.

The elimination of LIBOR and transition to other reference rates, or any other changes or reforms to the determination or supervision of reference rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or NAV. Uncertainty and risk still remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may still lead to increased volatility and illiquidity in markets that have historically been tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The ultimate impact of the discontinuance of LIBOR on the Fund remains uncertain and may result in losses to the Fund.

64	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

 June 30, 2024 (Unaudited)

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Collateralized Debt Obligation (CDO) Securities. CDO securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation (“GDPR”) in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of preferred shares. Leverage may result in greater volatility of the net asset value and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of preferred shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

Semi-Annual Report | June 30, 2024	65

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

 June 30, 2024 (Unaudited)

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following:

(1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions on the common shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.

Additionally, the Federal Reserve has raised certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s common shares are not priced, the Fund’s NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

66	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Notes to Consolidated Financial Statements

 June 30, 2024 (Unaudited)

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

As outlined in the Fund's Quarterly Repurchase Offer Notice dated June 27, 2024, the Fund offered to repurchase up to 5% of its outstanding shares (the "Repurchase Offer") at the net asset value of such shares on August 6, 2024 (the "Repurchase Date"). The repurchase requests received by the Fund by the Repurchase Date exceeded the number of shares subject to the Repurchase Offer and, as permitted by Rule 23c-3(b)(5) of the 1940 Act, the Fund elected to repurchase an additional 2% of the Fund's outstanding shares. However, the repurchase requests received by the Fund still exceeded the number of shares subject to the Repurchase Offer and as such, the Fund repurchased shares on a pro rata basis. Accordingly, the Fund repurchased approximately 98% of the total number of shares tendered for repurchase which resulted in 3,245,069 repurchased shares for $71,715,442.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

Semi-Annual Report | June 30, 2024	67

Apollo Diversified Credit Fund	Dividend Reinvestment Policy

 June 30, 2024 (Unaudited)

The Fund will operate under a dividend reinvestment plan administered by SS&C GIDS, Inc. (“Transfer Agent”) Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 430 W 7th St, Kansas City, MO 64105-1407. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment plan. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Apollo Diversified Credit Fund, c/o SS&C GIDS, Inc. 430 W 7th St, Kansas City, MO 64105-1407. Certain transactions can be performed by calling the toll free number 1-888-926-2688.

68	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Additional Information

 June 30, 2024 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, on the Fund’s website at www.apollo.com/adcf, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | June 30, 2024	69

Apollo Diversified Credit Fund	Approval of Investment Advisory Contract

June 30, 2024 (Unaudited)

Trustees Consideration and Renewal of the Management Agreement and Sub-Advisory Agreement

In considering whether to renew the Amended and Restated Management Agreement (the “Management Agreement”) between the Fund and the Adviser and the Amended and Restated Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Advisory Agreements”) between the Fund, the Adviser and the Sub-Adviser (together with the Adviser, the “Advisers”), the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Advisers; (2) the investment performance of the Fund and the Advisers; (3) the costs of the services to be provided and profits to be realized by the Advisers and their affiliates from the relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale for the benefit of the Fund’s investors.

(1) The nature, extent and quality of the services provided by the Advisers. The Trustees evaluated the Advisers’ current staffing, the education and experience of their personnel, their compliance programs, policies, and procedures, organizational structure and the financial condition of the Advisers. The Board noted that the Adviser and Sub-Adviser are affiliates of the parent company, Apollo, and further noted the Advisers’ access to the additional resources, infrastructure, and experience of Apollo. The Board discussed the education and experience of key personnel supporting the Fund, noting the depth of expertise in the credit markets. The Board noted the compensation philosophy of the Advisers and their commitment to attract and retain quality personnel. The Board reviewed the quality of the Advisers’ compliance infrastructure and the compliance and risk management programs and policies, noting additional roles taken on by the Adviser with respect to the Fund, including as Valuation Designee pursuant to recently adopted Rule 2a-5 under the 1940 Act. The Trustees noted that the business of the Advisers has not changed since the Board’s last approval of the Advisory Agreements and no material changes are anticipated over the next year. After reviewing the foregoing information and other information in the Adviser Materials, including the Adviser’s and Sub-Adviser’s Form ADV, the Board concluded that the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser to the Fund were satisfactory.

(2) The investment performance of the Fund and the Advisers. The Trustees reviewed the performance of the Fund in view of its stated investment objective and investment strategy. With respect to performance of the Fund, the Trustees noted that for the period since Apollo acquired the Fund’s investment adviser (May 2, 2022) and for the one-year period ended December 31, 2023, the Fund outperformed its benchmarks. The Trustees also noted comparable performance of the Fund against its peers. When reviewing the Fund’s performance against its benchmarks and peers, the Board considered the strategies and investment objectives of each of the peer funds. The Board noted that performance of the Fund overall has been relatively strong. After reviewing the Fund’s performance, annualized distribution rates, and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(3) The cost of services to be provided and profits realized by the Advisers and their affiliates from the relationship with the Fund. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of the management fee payments. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management and the size of the Fund, among other factors. The Trustees noted that while the management fee of the Fund was higher than the median of the peer group funds, it was still within the range of the peer group funds. The Trustees also noted that the peer group funds with management fees below the median generally invest in more liquid credit investments without the loan originations in which the Fund invests, which take additional resources to manage. Furthermore, the Board acknowledged that the Fund’s management fee is calculated based on net assets, as opposed to managed assets, and noted that, unlike many of the peer group funds that originate loans, no incentive fee was charged to the Fund. The Board also noted that the Adviser and not the Fund pays the Sub-Adviser fee. The Trustees also noted the continuation of the Expense Limitation Agreement, which limits the Fund’s annual operating expenses, through at least April 30, 2025.

The Trustees reviewed the financial information of Apollo, the parent company of the Advisers provided by the Advisers in connection with its management of the Fund and noted that the Adviser is currently profitable with regard to the Fund. The Board noted that the profit did not appear unreasonable in light of the services provided and concluded that the Adviser’s profitability was not excessive.

Following further consideration and discussion of the foregoing, the Board concluded that the management fee paid to the Adviser by the Fund, and the sub-advisory fee paid by the Adviser to the Sub-Adviser, was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and Sub-Adviser, respectively, and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4) The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale. The Trustees noted the continuation of the expense limitation agreement in place with the Fund and that the Adviser, and not the Fund, pays the Sub-Adviser fee. In addition, the Board noted that the Fund’s strategy focuses heavily on originated credit, which is a more cost-intensive investment strategy that does not result in the same economies of scale as more liquid strategies that mainly trade investments instead of originating investments. The Trustees concluded that the Fund’s management fee is reasonable under the circumstances. The Board noted that it will have the opportunity to periodically reexamine economies of scale over time.

70	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Approval of Investment Advisory Contract

June 30, 2024 (Unaudited)

Consideration of Approval of the Advisory Agreements. The Independent Trustees were assisted by independent legal counsel throughout the review process. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each factor considered. The Board’s decision was not based on any single factor, but rather was based on a comprehensive evaluation of all of the information provided to the Board. Each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Advisory Agreements.

Conclusion. Having requested and received such information from the Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, the Board, including the Independent Trustees, voting separately, unanimously approved the renewal of the Advisory Agreements.

Semi-Annual Report | June 30, 2024	71

Apollo Diversified Credit Fund	Trustees and Officers

June 30, 2024 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Meredith Coffey (1968)	Trustee Since 2022	From 2008 to 2023, Ms. Coffey served as Head of Research and the Co-Head of Public Policy for the Loan & Syndications Trading Association.	3	Director, Apollo Senior Floating Rate Fund Inc. (2023-2024); Director, Apollo Tactical Income Fund Inc. (2023-2024).
Christine Gallagher (1985)	Trustee Since 2022	From March 2021 to present, Ms. Gallagher serves as a Community Engagement Manager at Leidos, a company that provides information technology, engineering and science services for government and commercial contractors. Ms. Gallagher also serves as president of Military Quality of Life Consulting, LLC, a military support company she founded in 2015. From 2015 to 2019, she served as an agile IT project manager for BAM Technologies, LLC.	5
Michael Porter (1983)	Trustee Since 2022	From December 2014 to present, Mr. Porter has worked at Netflix in Corporate Development and Strategy. In December 2020, Mr. Porter was appointed to the Board of Directors of Ednovate Charter School.	3
Carl J. Rickertsen (1960)	Trustee Since 2022	From January 2005 to present, Mr. Rickertsen has served as managing partner of Pine Creek Partners, a private equity investment firm.	3

Trustee, MicroStrategy Inc. (2002-present); Director, Apollo Senior Floating Rate Fund Inc. (2011-2023); Director, Apollo Tactical Income Fund Inc. (2013-2023); Trustee, Berry Global Inc. (2013-present).

72	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Trustees and Officers

June 30, 2024 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Earl Hunt (1981)	Chairman, Trustee, and President Since 2022	Mr. Hunt joined Apollo Global Management, Inc. and its consolidated subsidiaries in 2021. From 2015 to 2021, Mr. Hunt served as a Partner in the Global Markets division at Goldman Sachs. He also was a member of Goldman Sach’s Partnership Committee, Global Markets Operating Committee and was co-chair of the Global Markets Inclusion and Diversity Committee.	2
Kenneth Seifert (1978)	Treasurer and Chief Financial Officer Since 2022	Controller, Principal and Director, Apollo Global Management, Inc. and affiliates since 2021 and 2017, respectively. Treasurer and Chief Financial Officer of Apollo Senior Floating Rate Fund Inc., and Apollo Tactical Income Fund Inc., 2021 to 2024, Controller 2017 to 2021. Treasurer and Chief Financial Officer of Apollo Diversified Real Estate Fund since 2022. Treasurer, Chief Financial Officer and Principal Financial Officer of Apollo S3 Private Markets Fund, 2023 to present.	N/A	N/A
Kristin Hester (1980)	Chief Legal Officer and Secretary Since 2022	Managing Director, General Counsel-Regulated Funds, Apollo Global Management, Inc., 2015 to present. Chief Legal Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, and Redding Ridge Asset Management LLC, 2022 to present. Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022 to 2024. Chief Legal Officer and Secretary of Apollo S3 Private Markets Fund, 2023 to present.	N/A	N/A
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Principal, Apollo Global Management, Inc., 2022 to present; Chief Compliance Officer, Apollo Diversified Real Estate Fund, 2018 to present. Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund., 2023 to present. Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023 to 2024. Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017 to 2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

The Fund Complex is currently comprised of: the Fund, Apollo Debt Solutions BDC, Apollo Diversified Real Estate Fund, Middle Market Apollo Institutional Private Lending and Apollo S3 Private Markets Fund.

Semi-Annual Report | June 30, 2024	73

Apollo Diversified Credit Fund	Service Providers

June 30, 2024 (Unaudited)

Investment Adviser

Apollo Capital Credit Adviser, LLC

9 W 57th Street, New York, NY 10019

Investment Sub-Adviser

Apollo Credit Management, LLC

9 W 57th St, New York, NY 10019

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

Bank of New York Mellon Trust Company, National Association

601 Travis Street, 16th Floor, Houston, TX 77002

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza, New York, NY 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

900 G Street, NW, Washington, D.C. 20001

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

330 W 9th Street, Kansas City, MO 64105

74	1.888.926.2688 | www.apollo.com

Apollo Diversified Credit Fund	Privacy Notice

June 30, 2024 (Unaudited)

DATA PRIVACY NOTICE

What Information Do We Have About You?

We may have collected your personal information in connection with your investment in Apollo Diversified Credit Fund. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Fund, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

●	Calling (877) 864-4834; or

●	Writing us at the following address:

c/o: Apollo Diversified Credit Fund

9 West 57th Street, New York, NY 10019

Attn: Ryan DelGiudice

The ability to opt out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

Semi-Annual Report | June 30, 2024	75

9 West 57th Street, 42nd Floor New York, NY 10019	212.515.3200 www.apollo.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Credit Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

GCC000889 | Exp. 08/29/2025	ADCF-IU396975-0724A

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Fund.

(b)	Not applicable to the Fund.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Fund.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Fund.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory and sub-advisory contracts is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable to Registrant.

(a)(3)	Certifications required by Item 19(a)(3) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(b)	Certifications required by Item 19(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOLLO DIVERSIFIED CREDIT FUND

By:	/s/ Earl Hunt
Earl Hunt (Principal Executive Officer)

Date:  September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Earl Hunt
Earl Hunt
President (Principal Executive Officer)

Date:	September 4, 2024

By (Signature and Title)

By:	/s/ Kenneth Seifert
Kenneth Seifert
Treasurer (Principal Financial Officer)

Date:	September 4, 2024